UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Semiannual report
3 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions including perceptions about the risk of default and expectations about monetary policy or interest rates, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio. You can lose money by investing in the fund.

Message from the Trustees

May 11, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

The opportunities in today’s fixed-income markets are far from uniform. That’s why Putnam Diversified Income Trust’s managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

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Allocations are shown as a percentage of the fund’s and/or benchmark’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 19–70.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on page 16.

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Bill Kohli is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the six-month reporting period ended March 31, 2017?

The environment was generally supportive for riskier assets, but with interest rates rising, it was challenging for U.S. Treasuries and other rate-sensitive categories.

In the months immediately after the U.S. presidential election, investors were optimistic about the potential for tax cuts and increases in infrastructure and defense spending under the incoming Trump administration. Later in the period, however, the administration delayed a vote on a bill that could have repealed and replaced the Affordable Care Act. This delay triggered uncertainty about the administration’s ability to get its tax-reform and fiscal-stimulus plans passed by Congress.

Economic data in both the United States and globally were positive overall. In particular, fourth-quarter U.S. gross domestic product [GDP] was revised upward from a 1.9% to a 2.1% annual rate, according to the Commerce Department. This follows growth of 3.5% in the third quarter. In February, the Federal Reserve’s preferred inflation gauge, the Personal Consumption Expenditures Price Index, rose

Diversified Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

2.1% from a year earlier, the first time inflation exceeded the central bank’s target in nearly five years. The jobless rate in the 19-country eurozone declined to 9.5% in February, the lowest level since 2009.

The Fed increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. At the central bank’s mid-March policy meeting, Fed Chair Janet Yellen expressed confidence in the economy and reaffirmed that the board may implement two more increases this year.

After reaching a 14-year high in early January, the U.S. dollar declined by 3.5% in the first quarter of 2017, reflecting increased investor caution toward the currency amid uncertainties surrounding the Trump administration’s policy platform.

The fund topped its benchmark by a sizable margin during the six-month period, and also outpaced its Lipper peer group average. What factors bolstered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. Treasuries and other government securities were hampered by rising interest rates during the period. Meanwhile, the fund’s interest-rate and yield-curve strategies, along with out-of-benchmark credit holdings, performed well and fueled its strong performance. In fact, all of the fund’s major strategy segments contributed to results — there were no detractors on an absolute basis.

Looking at individual strategies, our interest-rate and yield-curve positioning in the United States and overseas was the biggest contributor to performance. We continued our efforts to de-emphasize interest-rate risk by keeping the

6 Diversified Income Trust

portfolio’s duration — a key measure of interest-rate sensitivity — close to or below zero. This strategy was particularly helpful in November when intermediate- and long-term Treasury yields rose sharply in response to the U.S. presidential election outcome and President-elect Trump’s proposed fiscal policy.

Internationally, interest rates also rose in Europe, particularly in the United Kingdom, so our duration positioning aided performance there. Our holdings of Greek government debt provided a further boost. The country’s bonds rallied on increased investor optimism that the securities might be included in the European Central Bank’s bond purchase program.

An out-of-benchmark stake in high-yield bonds was another leading contributor, despite modest spread widening in March [bond prices decline as yield spreads widen]. After a strong 2016, the sector continued to post positive returns in the early months of 2017, as the search for yield continued. Optimistic sentiment toward the asset class was fueled by investor expectations that economic growth could potentially accelerate if the Trump administration is successful at implementing tax cuts and more-robust fiscal policy. Relatively stable global oil prices during most of the period also provided a tailwind.

How did the fund’s mortgage credit holdings influence performance?

Mortgage credit was another bright spot. In January, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, gains

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust 7

from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market due to the sector’s exposure to retail properties. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund have enough credit protection to withstand the changes that are occurring in retail.

Within non-agency residential mortgage-backed securities [RMBS], our investments in agency credit risk-transfer securities [CRTS] aided results, as did pay-option adjustable-rate mortgage-backed securities [pay-option ARMS]. With CRTS, a combination of relatively high yields and high-quality collateral continued to attract investors to what we believe is a growing market. Furthermore, CRTS provided investors with a productive alternative to deploy their capital as other parts of the non-agency RMBS market continued to shrink. Pay-option ARMS benefited from the generally favorable risk environment during the period, as well as the fact that there was no new supply of these bonds coming to market.

What about the fund’s holdings of emerging-market debt?

They also contributed. Positions in Russia, Venezuela, Brazil, and Mexico were the most productive, partly helped by stable oil prices and persistent investor demand for high-yielding securities. Brazil’s bonds also received a boost when the country’s central bank cut its benchmark interest rate by more than investors were expecting, as Brazil continues its efforts to recover from a deep recession.

Elsewhere, our active-currency and prepayment strategies were modest contributors for the period.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Diversified Income Trust

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

As we look at the world today, we see economic activity picking up and inflation levels beginning to rise. Higher commodity prices appear to be leading to fairly persistent pricing pressures in the United States and elsewhere. In our view, global economies appear to be normalizing, and we think this is particularly true in the United States. Given this apparent normalization, we think the level of interest rates remains too low.

Within this environment, we think the Fed’s tone has changed somewhat. For some time now, the central bank has emphasized that its policy was data-dependent — particularly data related to employment and inflation levels. After years of employing stimulative monetary policy in an effort to ward off deflation, we believe the Fed has now shifted its focus to inflation. This new phase of monetary policy

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 9

is driven, in our view, by a central bank that is becoming more concerned with the possibility that the economy could outperform forecasts. Consequently, we expect the Fed to increase rates at least twice more this year, and we believe these increases could occur sooner than the market is currently forecasting.

We also believe the Fed could soon begin the process of reducing its holdings of U.S. Treasuries and mortgage-backed securities. In our view, the central bank may want to move toward a smaller portfolio for several reasons. For one, the economy appears to be on stronger footing, which may lead the Fed to see less need for support from a large bond portfolio. Additionally, the Fed’s reduction of its bond portfolio could relieve pressure on possible new leadership in 2018, in our view, when Janet Yellen’s term ends. Finally, we believe Fed officials may want room to ramp the portfolio back up in a crisis if needed.

How do you plan to position the fund in light of this outlook?

Despite positive duration positioning in the United States, our non-U.S., quantitatively driven, negative-duration strategies have kept the fund’s total duration close to zero. We plan to keep these strategies in place for now. We also extended our strategy of seeking to capitalize on potentially steeper global yield curves. We think this overall positioning could benefit the fund if interest rates continue to trend higher in the months ahead.

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Within those market areas, we continue to have a constructive outlook for high-yield bonds, based on what we think is a generally supportive fundamental and technical backdrop for the asset class. We also continue to like CMBS due to what we believe are attractive spreads available there.

We plan to maintain the fund’s exposure to select emerging-market countries, seeking to benefit from the relatively high income levels available in markets in which we believe we’re being adequately compensated for risk.

Lastly, we will seek to maintain a sufficient cash allocation to provide a cushion against bouts of market volatility, as well as any disruptions in the global market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

10 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (10/3/88)
Before sales charge	6.19%	43.70%	3.69%	20.90%	3.87%	2.85%	0.94%	12.77%	6.02%

After sales charge	6.04	37.95	3.27	16.07	3.02	–1.26	–0.42	8.25	1.78

Class B (3/1/93)
Before CDSC	5.95	35.54	3.09	16.57	3.11	0.58	0.19	11.89	5.68

After CDSC	5.95	35.54	3.09	14.72	2.78	–2.07	–0.69	6.89	0.68

Class C (2/1/99)
Before CDSC	5.38	32.98	2.89	16.56	3.11	0.60	0.20	11.98	5.57

After CDSC	5.38	32.98	2.89	16.56	3.11	0.60	0.20	10.98	4.57

Class M (12/1/94)
Before sales charge	5.90	40.39	3.45	19.58	3.64	2.21	0.73	12.61	5.86

After sales charge	5.78	35.82	3.11	15.69	2.96	–1.11	–0.37	8.95	2.42

Class R (12/1/03)
Net asset value	5.91	39.57	3.39	19.57	3.64	2.13	0.71	12.50	5.97

Class R6 (11/1/13)
Net asset value	6.38	47.25	3.95	22.92	4.21	4.06	1.34	13.28	6.25

Class Y (7/1/96)
Net asset value	6.37	46.74	3.91	22.50	4.14	3.71	1.22	13.17	6.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
U.S. Aggregate Bond	6.30%	51.97%	4.27%	12.25%	2.34%	8.27%	2.68%	0.44%	–2.18%
Index

Lipper Multi-Sector
Income Funds	6.58	65.82	5.07	21.30	3.90	8.93	2.88	7.17	1.56
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 339, 326, 242, 184, 100, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	6		6	6	6		6	6	6

Income	$0.198		$0.172	$0.172	$0.191		$0.190	$0.210	$0.207

Capital gains	—		—	—	—		—	—	—

Total	$0.198		$0.172	$0.172	$0.191		$0.190	$0.210	$0.207

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

9/30/16	$6.86	$7.15	$6.79	$6.75	$6.75	$6.98	$6.78	$6.80	$6.80

3/31/17	7.07	7.36	7.00	6.95	6.95	7.18	6.99	7.01	7.00

	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value

Current dividend rate[1]	5.60%	5.38%	4.97%	5.01%	5.53%	5.35%	5.49%	5.99%	6.00%

Current 30-day SEC yield[2]	N/A	4.18	3.60	3.60	N/A	3.97	4.10	4.70	4.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 9/30/16	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%

Annualized expense ratio for the
six-month period ended 3/31/17	0.99%	1.74%	1.74%	1.24%	1.24%	0.64%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.09	$8.92	$8.92	$6.36	$6.37	$3.29	$3.80

Ending value (after expenses)	$1,060.20	$1,056.80	$1,055.70	$1,058.60	$1,059.70	$1,062.50	$1,060.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.99	$8.75	$8.75	$6.24	$6.24	$3.23	$3.73

Ending value (after expenses)	$1,020.00	$1,016.26	$1,016.26	$1,018.75	$1,018.75	$1,021.74	$1,021.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties,

Diversified Income Trust 15

refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Diversified Income Trust

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Diversified Income Trust

The fund’s portfolio 3/31/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (78.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)

Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$285,430	$325,964

		325,964

U.S. Government Agency Mortgage Obligations (78.2%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, TBA, 4/1/47	44,000,000	46,155,314

Federal National Mortgage Association Pass-Through Certificates

5.50%, TBA, 4/1/47	23,000,000	25,551,563

4.50%, TBA, 4/1/47	32,000,000	34,317,501

4.00%, TBA, 4/1/47	27,000,000	28,322,579

3.50%, TBA, 5/1/47	790,000,000	806,509,736

3.50%, TBA, 4/1/47	962,000,000	984,095,986

3.00%, TBA, 4/1/47	637,000,000	631,625,313

2.50%, TBA, 4/1/47	91,000,000	86,762,813

		2,643,340,805

Total U.S. government and agency mortgage obligations (cost $2,637,911,799)		$2,643,666,769

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)*	amount	Value

Agency collateralized mortgage obligations (17.8%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$267,277	$408,517

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	2,904	2,916

IFB Ser. 4104, Class S, IO, 5.188%, 9/15/42	10,534,319	2,083,015

IFB Ser. 326, Class S2, IO, 5.038%, 3/15/44	17,788,455	3,612,216

IFB Ser. 311, Class S1, IO, 5.038%, 8/15/43	16,035,023	3,231,009

Ser. 4077, Class IK, IO, 5.00%, 7/15/42	18,773,442	3,906,340

Ser. 3687, Class CI, IO, 5.00%, 11/15/38	8,443,344	916,804

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	11,353,256	2,408,026

Ser. 4000, Class PI, IO, 4.50%, 1/15/42	15,282,363	2,845,576

Ser. 4024, Class PI, IO, 4.50%, 12/15/41	19,839,948	3,701,023

Ser. 4635, Class PI, IO, 4.00%, 12/15/46	38,962,760	6,987,581

Ser. 4462, IO, 4.00%, 4/15/45	19,114,364	3,846,766

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	52,483,471	8,467,368

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	28,797,511	4,218,835

Ser. 4020, Class IA, IO, 4.00%, 3/15/27	16,916,435	1,883,983

Ser. 4484, Class TI, IO, 3.50%, 11/15/44	20,556,095	3,560,316

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	19,259,429	2,554,879

Ser. 4105, Class HI, IO, 3.50%, 7/15/41	9,115,966	1,070,444

Ser. 4199, Class CI, IO, 3.50%, 12/15/37	47,276,452	4,004,315

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	24,127,462	2,504,431

Ser. 4210, Class PI, IO, 3.00%, 12/15/41	17,726,716	1,312,885

FRB Ser. 57, Class 1AX, IO, 0.372%, 7/25/43	12,187,512	133,514

Ser. 3314, PO, zero %, 11/15/36	43,262	42,255

Ser. 3326, Class WF, zero %, 10/15/35	35,784	26,937

Ser. 1208, Class F, PO, zero %, 2/15/22	18,116	16,455

Diversified Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 06-8, Class HP, 20.967%, 3/25/36	$764,503	$1,203,259

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	218,238	269,270

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	25,840,756	6,215,575

Ser. 399, Class 2, IO, 5.50%, 11/25/39	49,163	11,021

Ser. 374, Class 6, IO, 5.50%, 8/25/36	1,859,439	359,438

IFB Ser. 12-36, Class SN, IO, 5.468%, 4/25/42	11,622,551	2,153,659

IFB Ser. 13-18, Class SB, IO, 5.168%, 10/25/41	17,820,491	2,313,100

Ser. 378, Class 19, IO, 5.00%, 6/25/35	2,105,967	384,339

IFB Ser. 13-103, Class SK, IO, 4.938%, 10/25/43	20,047,728	4,289,769

IFB Ser. 11-101, Class SA, IO, 4.918%, 10/25/41	44,117,321	6,783,038

Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	12,853,049	3,062,603

Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	16,390,808	2,068,356

Ser. 404, Class 2, IO, 4.50%, 5/25/40	169,546	36,778

Ser. 366, Class 22, IO, 4.50%, 10/25/35	906,295	38,418

Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	16,496,554	2,574,896

Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	28,900,468	4,883,601

Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	23,878,651	3,358,222

Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	10,788,434	1,691,593

Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	12,549,702	2,175,152

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	4,140,037	648,287

Ser. 405, Class 2, IO, 4.00%, 10/25/40	188,296	39,918

Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	58,990,495	9,551,151

Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	40,534,684	5,933,386

Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	11,260,732	1,343,405

Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	29,387,388	3,388,366

Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	27,451,213	3,797,060

Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	38,227,571	6,082,007

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	52,714,739	6,088,552

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	19,108,162	1,484,704

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	13,347,422	1,134,531

Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	40,039,545	3,459,417

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	25,651,852	2,780,661

Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	22,054,083	1,576,205

FRB Ser. 01-50, Class B1, IO, 0.402%, 10/25/41	239,032	2,839

FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42	8,833,473	104,897

Ser. 99-51, Class N, PO, zero %, 9/17/29	62,189	52,861

Federal National Mortgage Association Grantor Trust

Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	33,205	4,551

Ser. 00-T6, IO, 0.716%, 3/30/30	5,812,854	123,523

Government National Mortgage Association

IFB Ser. 13-129, Class SN, IO, 5.172%, 9/20/43	13,096,735	2,068,367

IFB Ser. 13-99, Class VS, IO, 5.172%, 7/16/43	15,620,072	2,518,112

IFB Ser. 10-20, Class SC, IO, 5.172%, 2/20/40	10,339,891	1,790,869

IFB Ser. 16-77, Class SC, IO, 5.122%, 10/20/45	37,136,556	6,999,056

IFB Ser. 14-60, Class SE, IO, 5.122%, 4/20/44	23,081,245	3,667,610

IFB Ser. 13-182, Class SY, IO, 5.122%, 12/20/43	14,766,675	2,926,755

Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	29,580,395	6,366,589

Ser. 14-132, IO, 5.00%, 9/20/44	20,126,040	4,119,549

20 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	$20,931,872	$4,050,359

Ser. 14-4, Class PI, IO, 5.00%, 12/16/43	12,866,692	2,485,330

Ser. 14-25, Class MI, IO, 5.00%, 11/20/43	14,629,696	2,725,951

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	7,656,213	1,623,799

Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	6,405,211	1,347,336

Ser. 12-146, IO, 5.00%, 12/20/42	13,810,784	2,953,160

Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	4,682,071	896,382

Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	8,024,198	551,227

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	3,286,214	192,933

Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	5,483,032	440,791

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	22,857,510	4,831,506

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	17,456,341	3,657,627

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	85,557,638	18,185,618

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	53,085,723	11,330,617

Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	27,280,348	5,834,448

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	24,367,618	5,207,189

IFB Ser. 14-119, Class SA, IO, 4.622%, 8/20/44	39,671,329	6,149,056

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	21,570,651	4,395,020

Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	23,226,601	4,842,677

Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	21,740,466	2,968,595

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	5,441,836	943,614

Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	28,238,616	5,761,773

Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	3,304,352	194,895

Ser. 13-167, IO, 4.50%, 9/20/40	13,062,553	2,133,401

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	13,637,280	2,695,818

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	33,206,886	6,687,834

Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	27,130,234	5,800,173

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	20,651,022	4,135,718

Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	28,906,591	4,916,433

Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	8,132,609	868,563

Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	10,457,997	908,591

Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	1,271,236	22,247

Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	30,928,022	5,629,828

Ser. 15-60, Class PI, IO, 4.00%, 4/20/45	18,383,688	3,699,717

Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	65,415,995	10,130,321

Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	36,660,175	6,743,639

Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	14,970,966	2,406,134

Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	18,180,753	3,853,298

Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	17,024,468	3,130,709

Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	19,644,697	2,511,195

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	11,127,781	1,938,571

Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	12,261,261	2,260,731

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	6,785,094	1,110,737

Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	20,602,880	3,284,593

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	7,580,952	1,373,789

Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	26,408,558	3,974,686

Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	57,735,459	7,533,554

Ser. 17-17, Class DI, IO, 3.50%, 9/20/43	22,917,603	3,339,608

Diversified Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	$15,269,443	$1,877,851

Ser. 13-76, IO, 3.50%, 5/20/43	40,475,799	6,778,077

Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	31,031,813	5,036,215

Ser. 13-28, IO, 3.50%, 2/20/43	11,352,701	1,679,401

Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	25,765,936	4,128,476

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	23,528,870	3,785,795

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	17,838,745	2,882,028

Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	41,984,941	8,632,398

Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	33,715,307	6,700,715

Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	17,444,842	1,712,079

Ser. 14-62, Class CI, IO, 3.50%, 2/20/42	26,998,647	3,081,761

Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	32,232,856	4,311,725

Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	39,685,709	5,059,928

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	45,692,075	6,504,632

Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	34,173,920	3,841,149

Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	38,364,580	5,123,781

Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	15,152,161	1,710,865

Ser. 13-37, Class UI, IO, 3.00%, 2/20/42	20,148,927	2,618,555

Ser. 13-41, Class MI, IO, 3.00%, 11/20/41	18,753,301	2,270,087

Ser. 16-H23, Class NI, IO, 2.591%, 10/20/66	120,434,954	16,716,372

Ser. 16-H24, Class JI, IO, 2.496%, 11/20/66	25,216,828	3,325,469

Ser. 16-H04, Class HI, IO, 2.36%, 7/20/65	67,149,947	7,312,629

Ser. 15-H18, Class BI, IO, 2.204%, 7/20/65	57,009,345	6,259,626

Ser. 16-H17, Class KI, IO, 2.197%, 7/20/66	32,811,593	3,998,913

Ser. 16-H16, Class EI, IO, 2.175%, 6/20/66	47,229,222	6,007,557

Ser. 17-H06, Class MI, IO, 2.17%, 2/20/67	51,937,647	6,611,662

Ser. 15-H15, Class BI, IO, 2.147%, 6/20/65	88,005,760	10,034,593

Ser. 15-H24, Class AI, IO, 2.141%, 9/20/65	47,770,680	4,843,947

Ser. 15-H20, Class BI, IO, 2.085%, 8/20/65	61,239,174	6,638,326

Ser. 15-H10, Class BI, IO, 2.008%, 4/20/65	42,549,862	4,637,722

Ser. 16-H06, Class CI, IO, 1.906%, 2/20/66	53,630,510	4,140,275

Ser. 15-H12, Class AI, IO, 1.843%, 5/20/65	99,649,303	9,379,391

Ser. 15-H23, Class DI, IO, 1.831%, 9/20/65	48,567,373	4,714,872

Ser. 15-H15, Class AI, IO, 1.791%, 6/20/65	54,748,753	5,173,757

FRB Ser. 15-H08, Class CI, IO, 1.78%, 3/20/65	77,809,852	7,215,152

Ser. 15-H23, Class BI, IO, 1.715%, 9/20/65	89,610,488	8,038,061

Ser. 15-H03, Class CI, IO, 1.711%, 1/20/65	83,434,956	7,346,281

Ser. 14-H25, Class BI, IO, 1.676%, 12/20/64	58,865,493	5,033,000

Ser. 16-H14, IO, 1.66%, 6/20/66	65,151,524	5,375,001

Ser. 16-H12, Class AI, IO, 1.651%, 7/20/65	70,395,328	5,995,500

Ser. 16-H18, IO, 1.632%, 8/20/66	73,589,570	5,850,371

Ser. 15-H01, Class BI, IO, 1.555%, 1/20/65	52,888,756	3,728,657

Ser. 14-H06, Class BI, IO, 1.47%, 2/20/64	53,277,175	3,271,219

Ser. 12-H29, Class AI, IO, 1.461%, 10/20/62	35,320,029	1,836,642

Ser. 12-H29, Class FI, IO, 1.461%, 10/20/62	35,320,029	1,836,642

Ser. 06-36, Class OD, PO, zero %, 7/16/36	14,549	12,196

Ser. 06-64, PO, zero %, 4/16/34	15,592	15,391

		601,416,254

22 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Commercial mortgage-backed securities (16.9%)

Banc of America Commercial Mortgage Trust

FRB Ser. 07-3, Class AJ, 5.761%, 6/10/49	$9,003,000	$9,138,045

Ser. 06-4, Class AJ, 5.695%, 7/10/46	7,033,011	7,019,249

Ser. 06-1, Class B, 5.49%, 9/10/45	1,407,989	1,401,090

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.339%, 2/10/51	125,734,470	158,752

Banc of America Merrill Lynch Commercial Mortgage, Inc.

FRB Ser. 05-1, Class B, 5.28%, 11/10/42	7,045,000	6,029,322

FRB Ser. 05-1, Class C, 5.28%, 11/10/42	8,629,000	5,210,708

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	11,024,000	10,693,280

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	4,190,000	4,105,949

Ser. 05-PWR7, Class C, 5.235%, 2/11/41	4,945,000	4,926,209

Ser. 05-PWR7, Class B, 5.214%, 2/11/41	6,277,097	6,283,374

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	3,639,228	3,675,329

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.693%, 3/11/39	8,260,000	4,170,061

CD Mortgage Trust 144A

FRB Ser. 07-CD5, Class E, 6.159%, 11/15/44	8,486,000	8,235,184

FRB Ser. 07-CD5, Class XS, IO, 0.151%, 11/15/44	76,152,492	9,570

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.755%, 12/15/47	13,980,000	13,909,124

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.995%, 3/15/49	2,528,369	2,510,190

Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC21,
Class D, 4.836%, 5/10/47	7,280,000	6,014,008

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.88%, 5/15/46	5,019,000	5,063,857

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377%, 12/10/46	7,262,471	7,267,555

COMM Mortgage Trust 144A

FRB Ser. 14-CR18, Class D, 4.737%, 7/15/47	17,857,000	14,464,170

FRB Ser. 13-CR9, Class D, 4.256%, 7/10/45	5,143,000	4,517,611

Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	7,575,812

Ser. 13-LC13, Class E, 3.719%, 8/10/46	11,140,000	7,658,750

Ser. 14-CR18, Class E, 3.60%, 7/15/47	11,801,000	7,527,858

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.652%, 12/15/39	23,250,900	81,378

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.062%, 2/15/41	10,825,000	9,850,750

Credit Suisse First Boston Mortgage Securities Corp.

Ser. 05-C5, Class F, 5.10%, 8/15/38	4,760,000	4,742,756

Ser. 05-C3, Class B, 4.882%, 7/15/37	4,276,355	4,258,822

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	5,365,083	5,469,702

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	11,242,000	9,476,624

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	579,328	581,420

Diversified Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	$1,693,000	$1,583,632

FRB Ser. 05-GG4, Class XC, IO, 1.477%, 7/10/39	2,693,559	3,502

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45	1,316,248	1,283,868

Ser. 11-GC3, Class E, 5.00%, 3/10/44	8,510,000	7,864,942

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C15, Class D, 5.047%, 11/15/45	2,970,000	2,809,434

FRB Ser. 14-C18, Class E, 4.314%, 2/15/47	7,852,000	5,498,756

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	9,103,000	6,989,283

FRB Ser. 14-C26, Class D, 3.926%, 1/15/48	19,738,000	16,072,397

Ser. 14-C25, Class E, 3.332%, 11/15/47	15,725,000	9,603,258

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.178%, 2/12/51	3,877,500	3,970,948

FRB Ser. 06-LDP7, Class B, 5.939%, 4/17/45	9,729,000	1,769,705

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.278%, 2/12/51	9,775,000	9,181,658

FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51	9,324,000	8,205,120

FRB Ser. 11-C3, Class E, 5.622%, 2/15/46	10,985,000	11,168,450

FRB Ser. 12-C8, Class E, 4.677%, 10/15/45	3,743,999	3,432,907

FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	2,509,000	2,353,405

Ser. 13-C13, Class E, 3.986%, 1/15/46	13,925,000	9,567,868

Ser. 13-C10, Class E, 3.50%, 12/15/47	14,081,000	10,265,049

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	9,312,000	6,280,944

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	1,481,777	1,519,679

Ser. 98-C4, Class J, 5.60%, 10/15/35	3,535,000	3,608,175

LB-UBS Commercial Mortgage Trust

Ser. 06-C6, Class D, 5.502%, 9/15/39	3,660,000	801,796

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	25,155,000	7,591,276

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.229%, 4/20/48	9,081,000	7,573,009

Merrill Lynch Mortgage Trust

FRB Ser. 08-C1, Class AJ, 6.301%, 2/12/51	2,001,000	2,037,618

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	2,973,642	2,944,864

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	148,064	10,764

FRB Ser. 07-C5, Class X, IO, 4.546%, 12/15/49	2,780,325	16,682

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX,
5.147%, 12/12/49	314,369	314,903

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	24,488,000	20,525,873

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	4,901,000	3,680,161

FRB Ser. 13-C7, Class D, 4.264%, 2/15/46	2,611,000	2,378,196

Ser. 14-C15, Class F, 4.00%, 4/15/47	8,998,000	6,068,959

Ser. 13-C13, Class F, 3.707%, 11/15/46	7,659,000	5,377,251

Ser. 14-C17, Class E, 3.50%, 8/15/47	14,427,000	9,024,089

Ser. 15-C24, Class D, 3.257%, 5/15/48	17,620,000	12,193,792

24 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.791%, 6/11/42	$2,776,000	$2,870,939

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	21,393,000	9,440,089

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	5,060,000	5,055,006

FRB Ser. 06-HQ8, Class D, 5.399%, 3/12/44	8,329,000	3,367,665

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class F, 6.301%, 1/11/43	7,212,000	7,155,025

FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39	3,912,273	3,842,595

STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands)	1,590,000	35,775

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	4,487,377	336,553

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 4.885%, 5/10/63	6,674,000	4,795,269

FRB Ser. 13-C6, Class D, 4.345%, 4/10/46	1,362,000	1,212,861

Ser. 13-C6, Class E, 3.50%, 4/10/46	18,360,000	12,668,400

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.087%, 6/15/45	20,649,000	15,412,414

Ser. 07-C30, Class AJ, 5.413%, 12/15/43	6,568,714	6,597,132

FRB Ser. 05-C21, Class D, 5.294%, 10/15/44	17,760,000	17,632,087

FRB Ser. 07-C34, IO, 0.40%, 5/15/46	40,996,653	61,495

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	8,280,000	6,607,440

FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46	14,132,111	12,829,936

Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,962,000	9,935,612

Ser. 13-LC12, Class E, 3.50%, 7/15/46	15,829,000	10,556,360

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.673%, 11/15/44	508,000	514,248

Ser. 12-C6, Class E, 5.00%, 4/15/45	7,840,000	6,183,408

Ser. 11-C3, Class E, 5.00%, 3/15/44	8,644,000	7,143,402

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	6,483,000	4,755,929

FRB Ser. 13-UBS1, Class E, 4.627%, 3/15/46	11,752,000	8,548,405

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	9,609,996	8,480,246

FRB Ser. 12-C10, Class D, 4.455%, 12/15/45	6,987,000	6,157,294

Ser. 14-C19, Class D, 4.234%, 3/15/47	3,448,000	2,889,752

Ser. 13-C12, Class E, 3.50%, 3/15/48	15,114,000	11,479,083

		572,163,142

Residential mortgage-backed securities (non-agency) (11.2%)

BCAP, LLC Trust 144A

FRB Ser. 11-RR3, Class 3A6, 3.072%, 11/27/36	11,661,747	7,929,988

FRB Ser. 12-RR5, Class 4A8, 0.948%, 6/26/35	8,282,853	7,996,677

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.857%, 9/25/34	256,410	119,472

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 5.282%,
7/25/25 (Bermuda)	9,438,261	9,627,026

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 2.28%, 6/25/46	2,755,008	2,618,635

FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46	17,960,045	15,789,573

FRB Ser. 05-38, Class A3, 1.332%, 9/25/35	39,454,389	34,268,425

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Countrywide Alternative Loan Trust

FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35	$33,280,089	$29,439,487

FRB Ser. 06-OA10, Class 4A1, 1.172%, 8/25/46	14,081,308	11,969,111

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.482%, 1/25/25	15,602,022	20,037,735

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.482%, 10/25/28	2,529,742	2,986,066

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.982%, 7/25/28	765,779	888,073

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
10.332%, 4/25/28	11,978,735	13,927,569

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.532%, 12/25/27	11,460,960	12,921,687

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.132%, 11/25/28	2,950,000	3,273,029

Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
5.932%, 7/25/29	5,110,000	5,101,109

FRB Ser. 17-HQA1, Class M2, 4.532%, 8/25/29	2,010,000	2,011,568

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
13.232%, 9/25/28	13,999,424	18,100,779

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.732%, 10/25/28	7,745,000	9,726,372

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.732%, 8/25/28	11,787,000	14,851,395

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.882%, 10/25/28	9,077,000	10,329,276

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.682%, 4/25/28	26,931,500	30,445,864

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
6.477%, 9/25/29	3,949,000	3,984,227

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
6.282%, 10/25/28	1,320,000	1,482,135

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.982%, 7/25/25	18,823,000	20,694,627

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	9,376,364	10,230,985

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.532%, 2/25/25	6,245,342	6,631,928

Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
5.332%, 4/25/29	3,300,000	3,486,866

Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
5.282%, 2/25/25	6,650,748	7,054,305

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.232%, 4/25/29	510,000	539,121

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
5.232%, 1/25/29	1,680,000	1,775,424

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.982%, 5/25/25	1,964,567	2,066,955

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.982%, 5/25/25	$3,114,896	$3,273,027

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
4.627%, 9/25/29	5,667,000	5,703,536

Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2,
3.982%, 7/25/24	2,097,000	2,162,459

Federal National Mortgage Association 144A Connecticut Avenue
Securities FRB Ser. 17-C01, Class 1B1, 6.732%, 7/25/29	10,840,000	11,448,124

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45%, 9/15/25	288	288

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1.162%, 5/25/36	13,804,395	7,048,524

Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, 1.192%, 8/25/36	3,479,281	2,922,596

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.784%, 9/25/35	2,288,823	2,264,344

FRB Ser. 05-AR13, Class A1C3, 1.472%, 10/25/45	17,662,266	16,483,801

FRB Ser. 05-AR19, Class A1C4, 1.382%, 12/25/45	4,287,634	3,724,024

		377,336,212

Total mortgage-backed securities (cost $1,614,213,608)		$1,550,915,608

	Principal
CORPORATE BONDS AND NOTES (30.3%)*	amount	Value

Basic materials (3.5%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$1,104,000	$1,145,400

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	2,255,000	2,469,225

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	2,980,000	3,002,350

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	890,000	1,054,650

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,760,000	1,951,400

ArcelorMittal SA sr. unsec. unsub. notes 7.75%, 10/15/39 (France)	404,000	458,540

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,465,000	1,501,625

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	2,021,000	2,152,365

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	1,316,000	1,575,910

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	2,570,000	2,614,975

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	2,921,000	2,964,815

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	3,853,000	4,479,113

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	1,900,000	1,928,500

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	2,020,000	2,036,423

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	2,535,000	2,535,000

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	955,000	1,026,625

Diversified Income Trust 27

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Basic materials cont.

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$1,200,000	$1,261,800

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	800,000	853,760

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	2,938,000	3,162,757

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	4,364,000	4,271,265

Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	2,370,000	2,186,325

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	2,340,000	2,304,900

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,596,000	1,671,810

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	460,000	465,175

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	1,725,000	1,778,906

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	980,000	1,016,554

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	2,841,000	2,926,230

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	2,255,000	2,271,913

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	2,570,000	2,625,512

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	201,000	186,428

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	1,263,000	1,294,575

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	1,943,000	2,006,148

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	2,170,000	2,462,950

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	510,000	535,500

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	915,000	992,775

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	868,000	907,060

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	2,383,000	2,680,875

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	2,171,000	2,491,223

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	1,532,000	1,553,065

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	3,146,000	3,367,164

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	1,568,000	1,571,920

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	2,813,000	2,823,549

28 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Basic materials cont.

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)		$2,755,000	$2,906,525

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26		2,740,000	2,798,225

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24		3,000,000	3,120,000

Olin Corp. sr. unsec. bonds 5.125%, 9/15/27		915,000	930,464

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21		296,000	329,300

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22		625,000	664,063

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		2,446,000	2,867,935

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22		305,000	317,581

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		1,985,000	2,074,325

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		1,557,000	1,615,388

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26		620,000	627,750

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)		763,000	787,950

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		672,000	652,680

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21		3,112,000	3,139,230

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22		671,000	694,485

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		660,000	683,100

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		860,000	890,100

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		359,000	372,463

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		2,621,000	2,725,840

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		1,745,000	1,692,650

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		4,805,000	5,063,269

			117,520,378

Capital goods (1.9%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		3,310,000	3,343,100

ARD Finance SA sr. notes Ser. REGS, 6.625%, 9/15/23
(Luxembourg) ‡‡	EUR	600,000	659,410

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$3,765,000	4,023,844

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)		1,390,000	1,405,638

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		2,699,000	2,806,960

Diversified Income Trust 29

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Capital goods cont.

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22		$690,000	$703,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		3,012,000	3,004,470

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		2,679,000	2,940,203

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		2,780,000	3,044,100

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		2,765,000	3,172,838

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		6,114,000	6,228,638

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22		2,330,000	2,402,813

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)		1,150,000	1,488,373

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		3,298,000	3,256,775

Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	600,000	620,698

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$1,865,000	1,925,613

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22		2,444,000	2,538,705

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24		1,838,000	1,967,809

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		2,920,000	2,998,460

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23		4,034,000	4,279,388

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24		2,155,000	2,184,631

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		645,000	650,644

Welbilt, Inc. sr. unsec. notes 9.50%, 2/15/24		3,000,000	3,457,500

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25		3,676,000	3,804,660

			62,909,070

Communication services (3.8%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		1,050,000	1,092,000

Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)		670,000	711,875

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)		540,000	571,050

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		5,005,000	5,305,300

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		2,830,000	2,929,050

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		2,520,000	2,658,600

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		527,000	553,350

30 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Communication services cont.

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	$5,387,000	$5,548,610

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	661,000	689,093

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	380,000	398,392

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	2,220,000	2,454,488

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,610,000	1,632,138

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,212,000	1,230,180

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	1,160,000	1,215,100

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,050,000	5,031,063

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	2,060,000	2,229,950

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	2,010,000	2,331,600

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	1,456,000	1,251,286

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	5,175,000	4,625,156

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	890,000	865,525

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	2,251,000	2,279,138

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	475,000	406,125

Inmarsat Finance PLC company guaranty sr. unsec. unsub. notes
Ser. REGS, 4.875%, 5/15/22 (United Kingdom)	1,396,000	1,382,040

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	962,000	577,200

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	4,316,000	2,608,483

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,765,000	2,122,413

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	670,000	690,100

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	3,679,000	3,812,364

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	4,231,000	4,262,733

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	955,000	1,008,719

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	2,303,000	2,507,391

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,036,000	11,114,870

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	3,845,000	4,150,678

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,485,000	1,481,288

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	2,443,000	2,601,795

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	3,740,000	4,029,850

Diversified Income Trust 31

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Communication services cont.

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		$1,889,000	$2,017,074

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		1,010,000	1,042,825

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		555,000	564,019

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		4,357,000	4,585,743

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	2,690,000	3,158,180

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5.625%, 4/15/23 (Germany)	EUR	1,220,000	1,378,826

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5.75%, 1/15/23 (Germany)	EUR	542,700	609,750

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 5.125%, 1/21/23 (Germany)	EUR	1,725,300	1,922,233

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)		$955,000	964,550

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		3,535,000	3,685,238

Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,480,618

Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	1,350,000	1,704,627

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$2,307,000	2,266,628

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		1,937,000	2,016,901

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	2,375,000	2,574,821

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$6,072,000	5,388,900

Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	1,025,000	1,134,333

			126,854,259

Consumer cyclicals (4.7%)

ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		$671,000	640,805

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		1,707,000	1,781,681

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		939,000	962,475

AMC Entertainment Holdings, Inc. 144A company guaranty sr.
unsec. sub. bonds 6.125%, 5/15/27		671,000	676,871

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26		605,000	611,050

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		1,977,000	2,051,138

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		2,540,000	2,584,450

32 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Consumer cyclicals cont.

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		$2,336,000	$934,400

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		936,000	1,008,540

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		1,030,000	1,064,763

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		2,485,000	2,572,472

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22		1,720,000	1,849,000

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21		2,966,000	3,240,355

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		835,000	876,750

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		545,000	572,250

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		660,000	673,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21		945,000	968,625

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		916,000	934,320

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,082,641

Cirsa Funding Luxembourg SA company guaranty sr. unsec. notes
Ser. REGS, 5.875%, 5/15/23 (Luxembourg)	EUR	600,000	674,084

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$978,000	985,335

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		4,577,000	4,760,080

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		2,770,000	2,894,650

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		1,110,000	1,154,400

Eagle II Acquisition Co., LLC 144A sr. unsec. unsub. notes
6.00%, 4/1/25		535,000	551,050

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		3,775,000	4,048,688

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		1,075,000	1,095,156

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,425,000	1,404,370

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		3,321,000	3,476,091

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,000,000	1,032,500

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		935,000	951,363

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	3,471,000	2,698,159

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$900,000	980,166

Diversified Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Consumer cyclicals cont.

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$1,375,000	$1,356,094

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		2,080,000	2,100,800

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		1,775,000	1,757,250

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		581,000	497,046

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		1,346,000	1,388,264

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		3,305,000	3,543,588

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		4,415,000	4,569,525

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		645,000	663,544

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		1,425,000	1,539,000

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		603,000	596,970

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		700,000	677,250

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		2,337,000	2,414,822

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		1,180,000	1,218,350

Lennar Corp. company guaranty sr. unsec. unsub. bonds
4.50%, 11/15/19		1,000,000	1,028,750

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		1,817,000	1,882,866

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		845,000	845,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		2,627,000	2,680,826

Matalan Finance PLC sub. notes Ser. REGS, 6.875%, 6/1/19
(United Kingdom)	GBP	600,000	635,371

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$455,000	472,063

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		2,586,000	2,637,720

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21		4,117,000	4,117,000

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28		1,317,000	1,009,151

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡		1,462,000	822,375

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		1,280,000	770,714

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		490,000	497,350

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		1,020,000	1,016,175

34 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Consumer cyclicals cont.

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	$735,000	$760,725

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	1,272,000	1,300,620

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	2,510,000	2,629,225

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	307,000	316,978

Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	2,207,000	2,276,240

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	1,260,000	1,250,550

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,243,000	4,391,505

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	733,000	718,340

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	1,901,000	1,905,753

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,625,000	1,824,063

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	2,845,000	2,948,131

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	345,000	352,763

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	2,360,000	2,395,400

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,410,000	2,464,225

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	6,707,000	7,151,339

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	1,000,000	947,500

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	4,046,000	4,319,105

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,682,000	4,740,525

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	1,848,000	1,981,980

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	2,425,000	2,418,938

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	3,030,000	2,999,700

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,045,000	2,162,588

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	90,000	94,613

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,127,000	2,154,906

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	3,699,000	3,726,743

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	1,170,000	1,209,488

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	671,000	661,606

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	671,000	670,161

Diversified Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Consumer cyclicals cont.

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		$2,725,000	$2,840,813

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25		2,853,000	2,806,639

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		1,220,000	1,146,800

			161,097,704

Consumer staples (1.5%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)		5,710,000	5,924,125

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22		3,536,000	3,677,440

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		3,921,000	4,014,124

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		1,892,000	1,970,045

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		6,489,000	6,837,459

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		2,870,000	2,999,150

Europcar Groupe SA sub. notes Ser. REGS, 5.75%, 6/15/22 (France)	EUR	600,000	670,272

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$1,388,000	1,120,810

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		1,705,000	1,739,100

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)		680,000	697,000

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		1,680,000	1,709,400

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		1,680,000	1,715,700

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,799,000	1,834,980

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		440,000	448,800

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		1,115,000	1,156,813

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		1,000,000	1,007,500

Pizzaexpress Financing 2 PLC company guaranty sr. notes
Ser. REGS, 6.625%, 8/1/21 (United Kingdom)	GBP	600,000	770,962

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21		$1,443,000	1,468,253

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		882,000	879,795

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		3,428,000	3,423,715

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		3,982,000	3,947,158

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22		2,208,000	2,398,440

			50,411,041

36 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Energy (5.0%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	$5,891,000	$6,141,368

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,553,000	1,587,943

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	2,529,000	2,597,511

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,064,000	1,101,240

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	588,000	517,440

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	407,000	366,809

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	1,042,000	858,348

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	3,873,000	3,146,813

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	2,250,000	2,570,625

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	3,982,000	4,151,235

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	302,000	274,820

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	2,744,000	2,874,340

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	1,429,000	1,429,000

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	3,770,000	3,901,950

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	950,000	955,938

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	215,000	222,256

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	1,327,000	1,141,220

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	5,536,000	5,148,480

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,152,000	1,121,034

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	473,000	387,860

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	1,758,000	1,854,690

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	2,756,000	2,824,900

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	720,000	724,248

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	2,159,000	2,293,938

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	4,835,000	4,556,988

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,940,000	1,804,200

Diversified Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Energy cont.

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	$1,151,000	$1,208,550

FTS International, Inc. company guaranty sr. notes 6.25%, 5/1/22	671,000	587,125

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	1,042,000	1,170,948

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	1,280,000	1,508,087

KCA Deutag UK Finance PLC 144A company guaranty sr. notes
9.875%, 4/1/22 (United Kingdom) ##	1,565,000	1,604,125

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	133,000	137,988

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	315,000	314,213

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	1,700,000	1,744,625

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656%, 6/7/22 (Russia)	2,380,000	2,679,809

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	253,000	226,435

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,051,000	939,331

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	575,000	575,000

Murray Energy Corp. 144A notes 11.25%, 4/15/21	671,000	518,348

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	2,983,000	3,165,709

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,095,000	2,188,018

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	818,000	830,270

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,553,000	2,616,825

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	635,000	642,938

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	4,580,000	4,522,750

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	3,804,000	4,403,130

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	8,989,000	10,153,076

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	7,055,000	7,240,194

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	2,119,000	2,224,950

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	2,797,000	979,230

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	11,169,000	3,808,629

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes Ser. REGS, 9.00%, perpetual maturity (Venezuela)	3,968,000	1,929,440

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	24,565,000	8,600,207

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	13,745,000	12,289,405

38 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Energy cont.

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.625%, 6/15/38 (Mexico)	$760,000	$773,300

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 6/2/41 (Mexico)	1,000,000	996,000

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	1,865,000	1,818,785

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	1,665,000	1,679,985

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	3,060,000	2,933,010

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	83,000	78,643

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	660,000	694,650

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	3,330,000	3,413,250

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,639,000	1,606,220

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	802,000	792,480

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	775,000	844,596

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	851,000	889,582

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	1,320,000	1,296,900

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	1,635,000	1,708,575

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	3,730,000	373

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,526,000	1,564,150

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	3,520,000	3,581,600

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	1,100,000	1,138,500

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	555,000	571,650

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	620,000	647,900

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	1,655,000	479,950

Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	388,000	421,950

Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	720,000	833,400

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	1,360,000	1,351,500

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	776,000	774,060

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	565,000	628,563

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	2,283,000	2,419,980

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	4,387,000	4,463,773

		171,767,874

Diversified Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Financials (4.8%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22		$2,006,000	$2,021,045

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		5,718,000	6,790,125

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		1,193,000	1,221,334

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		1,221,000	1,587,300

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)		600,000	627,750

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes 4.875%,
11/1/18 (Costa Rica)		2,200,000	2,232,340

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		1,685,000	1,838,756

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		4,170,000	4,352,438

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		1,415,000	1,481,321

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20		3,291,000	3,003,038

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		2,320,000	2,379,462

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)		785,000	919,329

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		1,433,000	1,429,418

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		1,285,000	1,304,275

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20		1,422,000	874,530

Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31		3,250,000	3,843,125

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		3,782,000	4,472,215

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,335,000	1,345,840

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡		2,425,000	2,425,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		950,000	990,375

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		3,267,000	3,316,005

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24		1,110,000	1,144,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22		1,075,000	1,091,125

Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		670,000	639,850

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		725,000	735,875

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R		2,413,000	2,428,081

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		2,775,000	3,577,932

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	226,838

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)		$2,300,000	2,501,250

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		1,930,000	1,949,300

MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		935,000	1,291,469

40 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Financials cont.

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20		$1,255,000	$1,301,278

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		3,743,000	3,789,788

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19		892,000	932,140

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		1,480,000	1,542,900

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21		2,283,000	2,328,660

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		670,000	666,576

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		2,445,000	2,872,875

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		3,515,000	3,466,669

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		1,580,000	1,557,185

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298%, 12/27/17 (Russia)		2,500,000	2,549,548

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)		2,100,000	2,299,500

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		680,000	742,900

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		640,000	645,600

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,671,000	2,697,710

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		2,178,000	2,003,760

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		1,980,000	2,039,400

UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152%, perpetual
maturity (Jersey)	EUR	2,000,000	2,232,654

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21		$3,620,000	3,683,350

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)		3,060,000	3,354,525

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		1,956,000	2,180,620

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)		2,200,000	2,353,142

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)		22,451,000	23,544,992

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		27,040,000	29,372,157

VTB Bank PJSC via VTB Eurasia DAC 144A unsec. sub. FRN 9.50%,
perpetual maturity (Russia)		1,110,000	1,252,913

			163,452,271

Health care (2.1%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		2,780,000	2,634,050

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		2,705,000	2,904,494

Diversified Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Health care cont.

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	$482,000	$484,714

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,466,000	1,506,315

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	3,438,000	2,956,680

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	261,000	256,106

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	652,000	597,395

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	2,557,000	498,615

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	325,000	232,375

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	2,673,000	2,821,686

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	4,173,000	3,588,780

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	500,000	426,250

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,965,000	1,719,375

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	2,717,000	2,798,510

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,642,000	1,728,205

HCA, Inc. company guaranty sr. sub. notes 5.875%, 3/15/22	2,000,000	2,200,000

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	741,000	849,371

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,165,000	3,299,513

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,591,000	1,762,033

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	2,404,000	2,211,680

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,175,000	2,255,192

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	1,443,000	1,485,294

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	2,396,000	2,228,280

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	2,587,000	2,671,078

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	4,990,000	5,191,347

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	1,831,000	1,872,198

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	3,355,000	3,371,775

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	810,000	849,488

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	4,416,000	4,669,920

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	3,185,000	2,452,450

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.		amount	Value

Health care cont.

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23		$3,777,000	$2,931,896

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21		1,062,000	854,910

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23		1,705,000	1,312,850

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		1,985,000	2,037,106

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		660,000	678,975

			70,338,906

Technology (1.5%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †		3,407,000	2,691,530

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5.75%, 4/15/23		3,068,000	3,217,565

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		5,466,000	6,042,548

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		2,550,000	2,751,483

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23		2,670,000	2,863,575

First Data Corp. 144A notes 5.75%, 1/15/24		2,785,000	2,872,728

First Data Corp. 144A sr. notes 5.375%, 8/15/23		1,705,000	1,775,331

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24		2,235,000	2,355,020

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		4,165,000	4,258,713

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		2,564,000	2,634,766

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		3,445,000	3,625,863

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22		2,454,000	2,564,430

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		3,523,000	4,025,028

Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	1,550,000	1,721,136

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	3,425,000	3,792,633

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22		$2,922,000	3,159,413

			50,351,762

Transportation (0.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		4,120,000	3,975,800

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		3,607,000	3,661,105

			7,636,905

Utilities and power (1.3%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20		2,779,000	3,188,903

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		2,629,000	2,668,435

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		965,000	957,763

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		1,960,000	2,214,800

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (30.3%)* cont.	amount	Value

Utilities and power cont.

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	$2,635,000	$2,618,531

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	2,105,000	2,202,356

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	510,000	538,688

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5.75%, 10/27/21 (Brazil)	500,000	508,750

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	2,628,008

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	3,157,000	3,125,430

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,641,000	1,686,128

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	1,191,000	1,137,405

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	2,415,000	2,692,725

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	785,000	834,063

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	1,666,000	1,087,065

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	780,000	811,200

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,216,000	1,249,440

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	1,479,000	1,519,673

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	2,804,000	2,796,990

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,655,000	1,759,882

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6.50%, 7/15/21	499,000	515,551

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	2,443,000	2,685,067

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	3,692,000	3,701,230

		43,128,083

Total corporate bonds and notes (cost $1,028,698,110)		$1,025,468,253

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (7.1%)*		amount	Value

Argentina (Republic of) sr. unsec. bonds Ser. REGS, 7.625%,
4/22/46 (Argentina)		$1,205,000	$1,218,255

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		24,884,000	24,117,548

Argentina (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		2,500,000	2,450,000

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		10,119,000	10,261,911

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		3,755,000	3,952,138

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	40,990	13,452,229

Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$8,610,000	8,674,575

44 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (7.1%)* cont.		amount	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		$9,195,000	$10,528,275

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		15,559,000	17,248,448

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 6.50%,
2/15/23 (Argentina)		3,890,000	3,898,558

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		2,225,000	2,305,968

Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7.00%, 4/4/44
(Costa Rica)		1,500,000	1,521,990

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		10,550,000	11,670,938

Egypt (Government of) 144A sr. unsec. bonds 8.50%,
1/31/47 (Egypt)		2,920,000	3,142,650

Egypt (Government of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		6,415,000	6,664,191

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	5,222,000	5,467,713

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	12,085,000	12,182,556

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	248,000	171,907

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	644,642	446,506

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	2,664,000	1,869,864

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	814,000	592,049

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	6,076,694	4,485,516

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	6,508,000	4,957,042

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	18,266,966	14,150,043

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	12,552,512	10,015,544

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	2,477,876	2,050,801

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	5,016,500	4,196,619

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	13,441,696	11,382,487

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	1,141,483	982,894

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	7,535,000	6,612,416

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		$3,255,000	4,003,650

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		3,250,000	3,818,750

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		6,310,000	6,696,488

Diversified Income Trust 45

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (7.1%)* cont.	amount	Value

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	$5,860,000	$5,852,675

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)	1,925,000	2,041,647

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	3,715,000	6,538,400

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	6,600,000	7,251,750

United Mexican States sr. unsec. unsub. notes Ser. MTN, 4.75%,
3/8/44 (Mexico)	150,000	146,067

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)	2,900,000	1,160,000

Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)	600,000	611,518

Total foreign government and agency bonds and notes (cost $238,093,898)		$238,792,576

	Principal
SENIOR LOANS (1.8%)*[c]	amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.055%, 7/2/22	$2,475,246	$1,825,494

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	2,397,000	2,420,222

Avaya, Inc. bank term loan FRN Ser. B6, 6.532%, 3/31/18
(In default) †	2,165,986	1,709,505

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	2,345,156	1,863,813

BWAY Corp. bank term loan FRN Ser. B, 3.25%, 3/22/24	815,000	813,302

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	4,010,095	4,624,963

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	4,589,704	4,609,784

Capital Automotive LP bank term loan FRN 7.00%, 3/24/25	671,000	677,710

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
4.00%, 10/17/23	5,017,425	5,051,920

Chesapeake Energy Corp. bank term loan FRN 8.553%, 8/23/21	3,300,000	3,498,000

Del Monte Foods, Inc. bank term loan FRN 8.31%, 8/18/21	1,435,000	941,719

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/10/21	1,534,569	1,534,569

First Data Corp. bank term loan FRN 3.984%, 3/24/21	649,537	654,137

FTS International, Inc. bank term loan FRN Ser. B, 5.75%, 4/16/21	2,205,000	1,911,459

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	3,621,939	3,160,142

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.732%, 1/30/19	2,744,000	2,355,266

Kronos, Inc./MA bank term loan FRN 9.284%, 11/1/24	1,125,000	1,158,047

Kronos, Inc./MA bank term loan FRN 5.034%, 11/1/23	621,443	624,453

MEG Energy Corp. bank term loan FRN 4.54%, 12/31/23	2,320,000	2,318,756

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	3,184,688	3,216,534

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	2,209,531	1,771,768

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	1,397,694	1,384,940

Rackspace Hosting, Inc. bank term loan FRN Ser. B,
4.535%, 11/3/23	649,373	653,702

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.482%, 9/7/23	2,268,600	2,268,285

Reynolds Group Holdings, Inc. bank term loan FRN 3.982%, 2/5/23	1,676,586	1,683,134

46 Diversified Income Trust

	Principal
SENIOR LOANS (1.8%)*[c] cont.	amount	Value

Solenis International LP bank term loan FRN 7.804%, 7/31/22	$435,000	$428,693

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	2,088,649	1,775,351

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	2,287,245	2,039,461

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, 5.74%, 4/1/22	671,000	672,491

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF3, 5.75%, 4/1/22	739,342	740,985

Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
5.03%, 11/30/23	1,176,228	1,186,520

Total senior loans (cost $62,516,250)		$59,575,125

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125		$278,289,600	$470,309

1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54		417,434,400	375,691

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		417,434,400	350,645

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		417,434,400	229,589

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698		417,434,400	100,184

2.265/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.265		208,716,900	96,010

Barclays Bank PLC

2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62		139,144,800	1,576,511

(0.51)/3 month GBP-LIBOR-BBA/Sep-18	Sep-17/0.51	GBP	338,648,000	271,547

1.425/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.425		$417,434,400	154,451

(2.60)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.60		208,716,900	62,615

Citibank, N.A.

2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25		278,289,600	2,576,962

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125		556,579,200	612,237

2.297/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.297		208,716,900	285,942

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		417,434,400	204,543

2.163/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.163		208,716,900	91,835

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		417,434,400	417

Credit Suisse International

(2.58)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.58		278,289,600	41,743

Goldman Sachs International

1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375		417,434,400	116,882

JPMorgan Chase Bank N.A.

2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427		139,144,800	1,249,520

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498		139,144,800	964,273

0.843/6 month EUR-EURIBOR-Reuters/Jun-27	Jun-17/0.843	EUR	47,696,800	599,910

2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525		$139,144,800	386,823

1.426/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.426		417,434,400	141,928

Total purchased swap options outstanding (cost $24,992,219)				$10,960,567

Diversified Income Trust 47

PURCHASED OPTIONS OUTSTANDING (0.3%)*

	Expiration
	date/strike	Contract
	price	amount	Value

EUR/JPY (Call)	Jun-17/JPY 127.50	EUR 63,117,400	$84,975

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/$100.95	$176,000,000	256,432

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.83	176,000,000	220,176

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.71	176,000,000	188,320

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	May-17/98.95	418,000,000	2,483,756

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/98.76	176,000,000	1,441,088

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/98.63	176,000,000	1,558,480

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/98.51	176,000,000	1,681,504

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Call)	Apr-17/94.23	64,000,000	723,776

USD/MXN (Put)	Apr-17/MXN 19.00	66,610,400	1,188,596

Total purchased options outstanding (cost $12,574,204)			$9,827,103

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 9/15/20
(Cayman Islands)	$566,658	$1,019,984

Total convertible bonds and notes (cost $394,257)		$1,019,984

	Principal amount/
SHORT-TERM INVESTMENTS (15.6%)*		shares	Value

Federal Home Loan Banks unsec. discount notes 0.767%, 5/12/17		$40,000,000	$39,968,360

Federal Home Loan Banks unsec. discount notes 0.761%, 5/16/17		21,540,000	21,521,217

Federal Home Loan Banks unsec. discount notes 0.750%, 4/21/17		26,000,000	25,991,030

Federal Home Loan Banks unsec. discount notes 0.750%, 4/12/17		23,500,000	23,495,935

Interest in $43,201,000 tri-party repurchase agreement dated
3/31/17 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due
4/3/17 — maturity value of $43,203,844 for an effective yield of 0.790% (collateralized by a mortgage backed security with a coupon rate of 4.000% and a due date of 10/1/45, valued
at $44,065,020)		43,201,000	43,201,000

Putnam Short Term Investment Fund 0.87% L	Shares	246,029,562	246,029,562

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	6,985,000	6,985,000

U.S. Treasury Bills 0.769%, 7/13/17 # ∆ §		$97,503,000	97,291,028

U.S. Treasury Bills 0.593%, 4/6/17 # ∆		13,635,000	13,634,305

U.S. Treasury Bills 0.523%, 5/18/17 §		7,647,000	7,640,095

U.S. Treasury Bills 0.509%, 5/11/17 ∆		1,412,000	1,410,928

U.S. Treasury Bills 0.509%, 5/4/17 # ∆		139,000	138,917

Total short-term investments (cost $527,301,858)			$527,307,377

TOTAL INVESTMENTS

Total investments (cost $6,146,696,203)			$6,067,533,362

48 Diversified Income Trust

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,381,190,264.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Diversified Income Trust 49

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,250,489,711 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	90.7%	Canada	0.9%

Russia	1.5	Brazil	0.8

Argentina	1.3	Other	3.5

Greece	1.3	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $2,208,428,023) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$22,149,811	$21,034,048	$1,115,763

	Brazilian Real	Buy	4/3/17	16,082,316	15,501,016	581,300

	Brazilian Real	Sell	4/3/17	16,082,316	16,241,065	158,749

	Brazilian Real	Buy	7/3/17	32,266,139	32,422,981	(156,842)

	British Pound	Sell	6/21/17	9,128,734	8,896,942	(231,792)

	Canadian Dollar	Buy	4/19/17	19,239,223	19,051,492	187,731

	Canadian Dollar	Sell	4/19/17	19,239,223	19,247,195	7,972

	Chilean Peso	Buy	7/19/17	33,524,599	33,440,815	83,784

	Euro	Buy	6/21/17	13,953,079	13,706,114	246,965

50 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $2,208,428,023) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.

	Hong Kong Dollar	Buy	5/17/17	$632,343	$633,901	$(1,558)

	Indian Rupee	Buy	5/17/17	16,640,686	15,995,921	644,765

	Japanese Yen	Buy	5/17/17	9,249	109,487	(100,238)

	Mexican Peso	Buy	7/19/17	16,595,267	16,479,302	115,965

	New Zealand Dollar	Sell	4/19/17	21,850,212	21,555,008	(295,204)

	Norwegian Krone	Sell	6/21/17	15,914,989	16,163,960	248,971

	Singapore Dollar	Sell	5/17/17	16,056,098	15,677,443	(378,655)

	Swedish Krona	Buy	6/21/17	16,154,352	16,020,118	134,234

Barclays Bank PLC

	Australian Dollar	Buy	4/19/17	28,355,163	28,631,497	(276,334)

	British Pound	Buy	6/21/17	16,607,456	16,151,737	455,719

	British Pound	Sell	6/21/17	16,542,058	16,234,608	(307,450)

	Canadian Dollar	Buy	4/19/17	7,992,575	7,913,195	79,380

	Canadian Dollar	Sell	4/19/17	7,992,575	7,996,990	4,415

	Euro	Sell	6/21/17	1,765,857	1,815,876	50,019

	Japanese Yen	Sell	5/17/17	20,069,636	19,493,906	(575,730)

	New Zealand Dollar	Sell	4/19/17	9,525,685	9,312,980	(212,705)

	Swedish Krona	Buy	6/21/17	16,166,517	16,027,437	139,080

	Swiss Franc	Buy	6/21/17	1,142,391	1,133,410	8,981

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	2,837,105	1,868,794	968,311

	Brazilian Real	Buy	4/3/17	16,577,653	16,410,435	167,218

	Brazilian Real	Sell	4/3/17	16,577,653	15,414,727	(1,162,926)

	Brazilian Real	Buy	7/3/17	3,943,201	3,988,129	(44,928)

	British Pound	Sell	6/21/17	14,527,397	14,267,165	(260,232)

	Canadian Dollar	Buy	4/19/17	32,212,717	32,280,141	(67,423)

	Canadian Dollar	Sell	4/19/17	32,244,909	31,960,571	(284,338)

	Euro	Sell	6/21/17	14,391,011	14,269,144	(121,867)

	Indonesian Rupiah	Buy	5/17/17	15,544,032	15,437,265	106,767

	Japanese Yen	Buy	5/17/17	929,970	913,842	16,128

	Mexican Peso	Buy	4/19/17	6,831,973	6,093,237	738,736

	New Zealand Dollar	Sell	4/19/17	37,791,683	38,096,205	304,522

	Norwegian Krone	Sell	6/21/17	24,510,447	25,002,471	492,024

	South African Rand	Sell	4/19/17	213,274	744,910	531,636

	South African Rand	Sell	7/19/17	15,751,795	15,867,561	115,766

	Swedish Krona	Buy	6/21/17	33,900,056	33,274,587	625,469

Credit Suisse International

	Australian Dollar	Buy	4/19/17	22,166,386	22,000,877	165,509

	British Pound	Sell	6/21/17	286,822	282,192	(4,630)

	Canadian Dollar	Buy	4/19/17	140,801	140,875	(74)

	Canadian Dollar	Sell	4/19/17	140,801	139,385	(1,416)

	Euro	Sell	6/21/17	17,204,155	17,111,657	(92,498)

	Hong Kong Dollar	Sell	5/17/17	708,015	706,333	(1,682)

	New Zealand Dollar	Sell	4/19/17	24,173,823	24,593,738	419,915

Diversified Income Trust 51

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $2,208,428,023) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Norwegian Krone	Sell	6/21/17	$16,707,976	$16,887,200	$179,224

	Swedish Krona	Buy	6/21/17	16,288,115	16,148,070	140,045

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	173,839	9,186	164,653

	British Pound	Sell	6/21/17	1,942,987	1,911,919	(31,068)

	Canadian Dollar	Buy	4/19/17	13,924,353	13,503,933	420,420

	Euro	Sell	6/21/17	13,459,685	13,347,294	(112,391)

	Indian Rupee	Buy	5/17/17	33,335,616	32,516,571	819,045

	Japanese Yen	Sell	5/17/17	11,821,405	11,817,343	(4,062)

	New Zealand Dollar	Sell	4/19/17	38,010,101	38,248,242	238,141

	Norwegian Krone	Buy	6/21/17	712,035	723,772	(11,737)

	South African Rand	Sell	7/19/17	15,580,009	16,085,938	505,929

	South Korean Won	Buy	5/17/17	32,967,867	31,974,037	993,830

	South Korean Won	Sell	5/17/17	33,183,207	31,682,743	(1,500,464)

	Swedish Krona	Buy	6/21/17	49,867,403	49,569,623	297,780

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	1,703,561	1,999,997	(296,436)

	Canadian Dollar	Buy	4/19/17	24,103,484	23,951,613	151,871

	Canadian Dollar	Sell	4/19/17	24,103,484	24,105,833	2,349

	Euro	Sell	6/21/17	8,429,261	8,358,647	(70,614)

	Hong Kong Dollar	Buy	5/17/17	426,658	428,425	(1,767)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	72,358,434	70,807,971	1,550,463

	Brazilian Real	Buy	4/3/17	16,062,895	15,326,917	735,978

	Brazilian Real	Sell	4/3/17	16,062,895	15,798,461	(264,434)

	Brazilian Real	Sell	7/3/17	5,947	6,009	62

	British Pound	Sell	6/21/17	2,616,674	2,575,230	(41,444)

	Canadian Dollar	Buy	4/19/17	18,434,130	18,253,390	180,740

	Canadian Dollar	Sell	4/19/17	18,434,130	18,456,605	22,475

	Czech Koruna	Buy	7/19/17	16,939,513	17,056,079	(116,566)

	Czech Koruna	Sell	7/19/17	16,939,513	16,811,985	(127,528)

	Euro	Sell	6/21/17	14,815,557	14,634,958	(180,599)

	Euro	Buy	7/19/17	16,810,385	16,762,732	47,653

	Euro	Sell	7/19/17	16,810,385	16,920,142	109,757

	Hong Kong Dollar	Sell	5/17/17	38,190	35,436	(2,754)

	Indonesian Rupiah	Buy	5/17/17	15,547,923	15,404,904	143,020

	Indonesian Rupiah	Sell	5/17/17	15,568,418	15,370,835	(197,583)

	Japanese Yen	Buy	5/17/17	6,935,694	7,047,080	(111,386)

	New Zealand Dollar	Sell	4/19/17	37,848,933	38,031,346	182,413

	Norwegian Krone	Buy	6/21/17	247,023	250,793	(3,770)

	South Korean Won	Buy	5/17/17	2,575,619	3,580,767	(1,005,148)

	Swedish Krona	Buy	6/21/17	25,731,186	25,987,108	(255,922)

	Swiss Franc	Buy	6/21/17	557,856	554,634	3,222

52 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $2,208,428,023) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	$8,166,845	$7,750,459	$416,386

	British Pound	Buy	6/21/17	3,422,538	3,168,298	254,240

	Canadian Dollar	Buy	4/19/17	26,708,909	26,821,942	(113,033)

	Canadian Dollar	Sell	4/19/17	26,708,909	26,684,070	(24,839)

	Czech Koruna	Buy	7/19/17	16,939,513	17,049,796	(110,283)

	Czech Koruna	Sell	7/19/17	16,939,513	16,828,815	(110,698)

	Euro	Sell	6/21/17	21,087,177	20,908,182	(178,995)

	Euro	Buy	7/19/17	16,808,563	16,760,366	48,197

	Euro	Sell	7/19/17	16,808,563	16,885,070	76,507

	Japanese Yen	Sell	5/17/17	16,584,522	16,477,380	(107,142)

	New Zealand Dollar	Buy	4/19/17	24,200,732	24,527,947	(327,215)

	New Zealand Dollar	Sell	4/19/17	24,347,674	24,162,021	(185,653)

	Norwegian Krone	Buy	6/21/17	7,604,263	7,728,987	(124,724)

	Swedish Krona	Buy	6/21/17	25,854,307	25,727,153	127,154

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	16,423,206	16,766,682	(343,476)

	British Pound	Sell	6/21/17	19,256,515	18,941,988	(314,527)

	Canadian Dollar	Buy	4/19/17	16,995,731	16,836,196	159,535

	Canadian Dollar	Sell	4/19/17	16,995,731	16,910,005	(85,726)

	Euro	Sell	6/21/17	42,786,281	42,693,663	(92,618)

	Japanese Yen	Sell	5/17/17	690,151	350,236	(339,915)

	New Zealand Dollar	Sell	4/19/17	19,574,251	19,419,218	(155,033)

	Singapore Dollar	Sell	5/17/17	16,056,027	15,712,010	(344,017)

	Swedish Krona	Buy	6/21/17	34,025,697	33,740,377	285,320

UBS AG

	Australian Dollar	Buy	4/19/17	17,208,613	16,986,523	222,090

	British Pound	Sell	6/21/17	12,249,137	12,052,405	(196,732)

	Canadian Dollar	Buy	4/19/17	42,702,860	42,873,022	(170,162)

	Canadian Dollar	Sell	4/19/17	42,702,860	42,336,029	(366,831)

	Euro	Sell	6/21/17	73,964,609	73,300,445	(664,164)

	Japanese Yen	Buy	5/17/17	8,402,257	8,487,926	(85,669)

	New Zealand Dollar	Sell	4/19/17	48,379,811	48,205,380	(174,431)

	Norwegian Krone	Buy	6/21/17	15,769,104	16,028,011	(258,907)

	Swedish Krona	Buy	6/21/17	49,544,752	49,148,076	396,676

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	13,773,077	13,829,823	(56,746)

	Canadian Dollar	Buy	4/19/17	9,460,458	9,466,417	(5,959)

	Canadian Dollar	Sell	4/19/17	9,460,458	9,430,008	(30,450)

	Euro	Sell	6/21/17	16,102,903	15,966,110	(136,793)

	New Zealand Dollar	Sell	4/19/17	16,444,454	16,770,535	326,081

Total						$4,098,116

Diversified Income Trust 53

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-OAT 10 yr (Short)	211	$33,097,933	Jun-17	$(430,200)

Total				$(430,200)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $72,405,484) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

2.8625/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8625		$208,716,900	$209

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728		139,144,800	192,020

(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475		278,289,600	203,151

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082		139,144,800	214,283

(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01		278,289,600	342,296

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993		417,434,400	571,885

Barclays Bank PLC

2.83/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.83		208,716,900	835

2.715/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.715		208,716,900	8,349

(2.13975)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.13975		417,434,400	12,523

1.736/3 month USD-LIBOR-BBA/Sep-18	Sep-17/1.736		417,347,000	250,408

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905		139,144,800	715,204

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40		139,144,800	939,227

(2.435)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.435		208,716,900	1,342,050

Citibank, N.A.

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942		139,144,800	139

(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652		139,144,800	139

2.8945/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8945		208,716,900	4,174

2.7655/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.7655		208,716,900	16,697

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625		556,579,200	562,145

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206		278,289,600	1,090,895

Credit Suisse International

2.81/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.81		278,289,600	278

2.695/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.695		278,289,600	2,783

(2.43)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.43		278,289,600	1,538,941

Goldman Sachs International

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875		417,434,400	417

(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125		417,434,400	8,349

JPMorgan Chase Bank N.A.

(2.06)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.06		417,434,400	91,836

(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69		139,144,800	164,191

(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05		139,144,800	272,724

(1.389)/6 month EUR-EURIBOR-Reuters/Jun-47	Jun-17/1.389	EUR	18,363,300	556,551

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657		$139,144,800	2,156,746

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		270,610,000	12,752,767

Total				$24,012,212

54 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $11,942,537) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

EUR/JPY (Put)	Jun-17/JPY 115.30	EUR 63,117,400	$673,134

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/$100.38	$176,000,000	124,784

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.26	176,000,000	105,776

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.13	176,000,000	89,408

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.81	176,000,000	57,728

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.69	176,000,000	48,400

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.56	176,000,000	40,656

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.13	176,000,000	512,688

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.01	176,000,000	570,944

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.88	176,000,000	634,128

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.45	176,000,000	895,136

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.32	176,000,000	981,728

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.20	176,000,000	1,073,952

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	May-17/98.95	418,000,000	2,320,737

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Apr-17/94.23	64,000,000	1,344

USD/MXN (Put)	Apr-17/MXN 18.25	66,610,400	155,002

Total			$8,285,545

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$41,743,200	$(4,479,045)	$(84,739)

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	41,743,200	(1,471,448)	(160,294)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	41,743,200	(1,471,448)	(187,844)

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	41,743,200	(4,479,045)	(371,014)

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	41,743,200	3,771,498	538,070

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	41,743,200	3,771,498	272,166

Diversified Income Trust 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	$41,743,200	$(582,318)	$(9,601)

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	41,743,200	(582,318)	(115,629)

Goldman Sachs International

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	8,348,800	(1,054,036)	12,523

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	8,348,800	(1,054,036)	(11,939)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	41,743,200	(5,828,394)	(143,597)

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	41,743,200	(5,828,394)	(456,671)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	41,743,200	3,963,517	563,117

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	41,743,200	3,963,517	179,496

Total			$(11,360,452)	$24,044

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $2,244,681,172) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$962,000,000	4/12/17	$984,095,985

Federal National Mortgage Association, 3.00%, 5/1/47	637,000,000	5/11/17	630,480,687

Federal National Mortgage Association, 3.00%, 4/1/47	637,000,000	4/12/17	631,625,313

Government National Mortgage Association, 4.50%, 4/1/47	13,000,000	4/20/17	13,884,610

Total			$2,260,086,595

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.

MXN	603,433,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(2,641,240)
				BANXICO

MXN	470,245,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(1,241,769)
				BANXICO

MXN	190,014,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(516,100)
				BANXICO

MXN	196,974,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(459,839)
				BANXICO

Total		$—				$(4,858,948)

56 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$2,257,459,200 E	$(206,358)	6/21/19	1.75%	3 month USD-	$(1,145,461)
					LIBOR-BBA

	430,246,300 E	298,403	6/21/22	2.20%	3 month USD-	(1,351,162)
					LIBOR-BBA

	68,300 E	(50)	6/21/27	3 month USD-	2.50%	381
				LIBOR-BBA

	175,241,600 E	120,278	6/21/27	2.50%	3 month USD-	(983,920)
					LIBOR-BBA

	63,209,900 E	449,842	6/21/47	3 month USD-	2.70%	861,212
				LIBOR-BBA

	2,250,000 E	(5,335)	6/21/27	3 month USD-	2.65%	39,357
				LIBOR-BBA

	199,398,000 E	1,328,892	6/21/22	2.30%	3 month USD-	(386,727)
					LIBOR-BBA

	81,315,500 E	(1,078)	4/4/27	3 month USD-	2.39859%	54,135
				LIBOR-BBA

AUD	43,741,000 E	(125)	2/13/20	3 month AUD-	2.388%	16,250
				BBR-BBSW

AUD	43,796,000 E	(125)	2/15/20	3 month AUD-	2.446%	34,372
				BBR-BBSW

AUD	43,741,000 E	(125)	2/15/20	3 month AUD-	2.475%	43,653
				BBR-BBSW

AUD	43,796,000 E	(109)	2/16/20	3 month AUD-	2.516%	56,104
				BBR-BBSW

AUD	209,041,000 E	(174,002)	6/28/22	2.60%	6 month AUD-	(278,450)
					BBR-BBSW

AUD	31,588,000 E	(52,865)	6/28/27	3.00%	6 month AUD-	(43,453)
					BBR-BBSW

CAD	148,858,000 E	(182,242)	6/21/22	3 month CAD-	1.70%	832,345
				BA-CDOR

CAD	73,436,000 E	(622,431)	6/21/27	3 month CAD-	2.15%	379,724
				BA-CDOR

CHF	37,053,000 E	656,820	6/21/27	6 month CHF-	0.10%	415,114
				LIBOR-BBA

CHF	45,767,000 E	448,596	6/21/22	0.40%	6 month CHF-	203,048
					LIBOR-BBA

EUR	22,326,000 E	(466)	1/24/32	6 month EUR-	1.665%	58,101
				EURIBOR-REUTERS

EUR	46,104,000 E	(183)	2/18/20	1 day EUR-	0.124%	13,047
				EURIBOR-REUTERS

EUR	46,104,000 E	(183)	2/18/20	1 day EUR-	0.104%	3,014
				EURIBOR-REUTERS

EUR	534,563,000 E	(5,355)	6/21/22	0.40%	6 month EUR-	(4,694,701)
					EURIBOR-
					REUTERS

EUR	573,000 E	(3,464)	6/21/27	6 month EUR-	1.00%	7,519
				EURIBOR-REUTERS

Diversified Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	184,416,000 E	$(743)	3/22/20	0.028%	1 day EUR-	$(229,349)
					EURIBOR-
					REUTERS

GBP	20,294,000 E	(377)	1/19/32	1.912%	6 month GBP-	(579,234)
					LIBOR-BBA

GBP	38,733,000 E	(183)	2/11/20	0.918%	6 month GBP-	(37,210)
					LIBOR-BBA

GBP	38,733,000 E	(182)	2/14/20	0.955%	6 month GBP-	(54,388)
					LIBOR-BBA

GBP	131,006,000 E	(1,249,658)	6/21/22	0.80%	6 month GBP-	(527,782)
					LIBOR-BBA

GBP	109,000 E	634	6/21/27	6 month GBP-	1.25%	970
				LIBOR-BBA

HUF	3,047,000,000	(138)	2/28/27	6 month HUF-	2.65%	133,366
				BUBOR-NATIONAL
				BANK OF HUNGARY

HUF	14,068,300,000	(181)	2/28/19	0.715%	6 month	(249,845)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	8,724,120,000	(112)	3/1/19	0.69%	6 month	(138,995)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	1,978,490,000	(90)	3/1/27	6 month HUF-	2.60%	53,650
				BUBOR-NATIONAL
				BANK OF HUNGARY

HUF	6,659,130,000	(86)	3/20/19	0.745%	6 month	(126,915)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	1,482,360,000	(67)	3/20/27	6 month HUF-	2.905%	171,125
				BUBOR-NATIONAL
				BANK OF HUNGARY

MXN	160,220,000	(111)	12/3/26	7.715%	1 month MXN-	(203,294)
					TIIE-BANXICO

MXN	112,370,000	(74)	12/24/26	8.12%	1 month MXN-	(317,341)
					TIIE-BANXICO

MXN	134,710,000	(87)	1/7/27	8.20%	1 month MXN-	(427,125)
					TIIE-BANXICO

MXN	175,550,000	(186)	3/9/32	1 month MXN-TIIE-	7.67%	35,395
				BANXICO

MXN	85,575,000	(91)	3/12/32	1 month MXN-TIIE-	7.67%	16,628
				BANXICO

NOK	6,805,000 E	(1,733)	6/21/22	6 month NOK-	1.75%	6,461
				NIBOR-NIBR

NOK	287,362,000 E	81,064	6/21/27	6 month NOK-	2.10%	547,539
				NIBOR-NIBR

NZD	118,061,000 E	(324)	2/13/20	3 month NZD-	3.14%	125,969
				BBR-FRA

58 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NZD	147,259,000 E	$(959)	6/21/22	3 month NZD-	3.20%	$941,105
				BBR-FRA

NZD	134,086,000 E	(1,036,885)	6/21/27	3 month NZD-	3.75%	940,190
				BBR-FRA

NZD	118,061,000 E	(312)	3/29/20	3 month NZD-	3.0475%	17,234
				BBR-FRA

SEK	324,663,000 E	(27,646)	6/21/22	0.55%	3 month SEK-	(283,481)
					STIBOR-SIDE

SEK	422,700,000 E	(253,210)	6/21/27	3 month SEK-	1.35%	577,884
				STIBOR-SIDE

SEK	894,418,000 E	(380)	3/22/20	3 month SEK-	0.513%	167,910
				STIBOR-SIDE

ZAR	86,586,000	(80)	10/11/26	8.32625%	3 month ZAR-	(105,457)
					JIBAR-SAFEX

ZAR	345,070,000	(99)	3/9/19	3 month ZAR-	7.305%	(23,307)
				JIBAR-SAFEX

ZAR	696,970,000	(209)	3/24/19	3 month ZAR-	7.11%	(223,674)
				JIBAR-SAFEX

ZAR	159,610,000	(168)	3/24/27	7.785%	3 month ZAR-	301,956
					JIBAR-SAFEX

Total		$(444,338)				$(5,356,513)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$7,323,844	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(48,707)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC

1,610,980	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(8,265)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,128,073	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(8,442)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,061,734	—	1/12/41	4.50% (1 month	Synthetic MBX Index	9,264
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,388,285	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(33,781)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,124,672	—	1/12/40	4.00% (1 month	Synthetic MBX Index	52,239
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Diversified Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$1,464,498	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$14,929
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

734,367	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,408
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,472,097	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,826)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,903,909	—	1/12/40	4.00% (1 month	Synthetic MBX Index	29,602
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

390,329	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,273)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,428,515	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,905
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

9,572,964	—	1/12/40	4.00% (1 month	Synthetic MBX Index	97,584
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,766,051	—	1/12/40	4.50% (1 month	Synthetic MBX Index	67,766
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

42,318	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	(83)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,236,024	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(10,789)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,602,239	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(14,456)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

5,141,036	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(44,873)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,095,015	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(27,015)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,925,434	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(34,263)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,345,921	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(17,438)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

767,049	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,502)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

60 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$9,476,260	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$70,917
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	17,655,793	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	130,357
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	42,125,183	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	311,021
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	542,219	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,141)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	16,021,906	—	1/12/40	5.00% (1 month	Synthetic MBX Index	68,703
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	97,196,533	—	1/12/41	5.00% (1 month	Synthetic MBX Index	856,911
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	59,256,018	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(299,228)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	57,000,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	249,007
					HICP excluding
					tobacco

EUR	28,497,000	—	9/15/17	(0.46%)	Eurostat Eurozone	147,413
					HICP excluding
					tobacco

EUR	40,541,000	—	9/15/17	(0.435%)	Eurostat Eurozone	231,469
					HICP excluding
					tobacco

GBP	24,138,000	—	11/3/26	3.4531%	GBP Non-revised UK	(138,964)
					Retail Price Index

Citibank, N.A.

	$1,533,051	—	1/12/41	5.00% (1 month	Synthetic MBX Index	13,516
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	513,950	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,531
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International

	5,414,748	—	1/12/41	5.00% (1 month	Synthetic MBX Index	47,738
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	26,667,798	—	1/12/41	4.50% (1 month	Synthetic MBX Index	228,456
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	1,128,073	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,945
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Diversified Income Trust 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$5,234,043	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(26,431)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

70,420	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(483)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,466,494	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(16,408)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,241,388	—	1/12/43	3.00% (1 month	Synthetic TRS Index	(18,980)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

9,128,949	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(79,681)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

9,696,235	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	72,564
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

11,893,043	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	89,004
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

15,051,877	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(131,379)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,522,016	—	1/12/44	3.00% (1 month	Synthetic TRS Index	(26,136)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

19,646,713	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(145,056)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,212,154	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(23,716)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,462,033	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,178)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,816,087	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(24,753)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

29,903,973	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(265,835)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,275,265	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(46,895)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

49,948,931	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(439,037)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

62 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$31,483,850	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$(276,734)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

31,432,725	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(362,861)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

21,197,268	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	156,505
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

825,255	—	1/12/40	4.00% (1 month	Synthetic MBX Index	8,412
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,234,043	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(26,431)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

5,194,014	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(10,139)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,270,530	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,381)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,061,734	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,061)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,818,394	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,932)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

10,967,335	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(84,425)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,967,335	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(84,425)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,632,157	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,292)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

988,842	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,993)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,972,563	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(53,022)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,819,655	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,552)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Diversified Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$654,255	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(3,304)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,823,708	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(31,126)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

579,285	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,131)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,625,980	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(7,078)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

825,192	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(3,312)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,134,043	—	1/12/38	6.50% (1 month	Synthetic MBX Index	5,727
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,708,811	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(7,328)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

709,923	—	1/12/39	5.50% (1 month	Synthetic MBX Index	4,113
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

1,396,086	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	(12,182)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,874,701	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,225)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,959,713	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,896)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,605,776	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,208)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

202,196	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,765)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,351,743	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,876)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,215,737	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,966)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

179,571	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(907)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

64 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$479,046	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,419)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

163,607	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(826)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,966	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(23)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,359,899	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,698)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

11,947,515	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(91,971)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,352,128	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,828)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,357,469	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,602)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

15,567,681	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(119,838)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

123,496	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(912)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,459,027	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(55,072)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

25,092,459	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(185,264)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

23,050,131	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	172,500
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

31,388,666	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(275,898)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

35,179,238	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	312,731
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

21,360,581	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(187,754)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,112,465	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	97,305
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

Diversified Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

EUR	205,198,000	$—	8/10/17	(0.63%)	Eurostat Eurozone	$193,293
					HICP excluding
					tobacco

EUR	67,760,000	—	8/11/17	(0.63%)	Eurostat Eurozone	63,829
					HICP excluding
					tobacco

EUR	57,000,000	—	8/31/17	(0.27%)	Eurostat Eurozone	494,184
					HICP excluding
					tobacco

EUR	57,000,000	—	9/1/17	(0.37%)	Eurostat Eurozone	371,960
					HICP excluding
					tobacco

GBP	12,069,000	—	11/10/26	3.56%	GBP Non-revised UK	133,158
					Retail Price Index

GBP	12,069,000	—	11/18/26	3.52%	GBP Non-revised UK	57,128
					Retail Price Index

JPMorgan Chase Bank N.A.

	$16,715,346	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(123,413)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,121,785	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,666)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	23,050,131	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	172,500
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

JPMorgan Securities LLC

	8,846,380	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(65,306)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	53,838,151	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	414,440
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$—				$1,292,978

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$(34,258)

CMBX NA BBB– Index	BBB–/P	79,608	1,321,000	5/11/63	300 bp	(88,578)

CMBX NA BBB– Index	BBB–/P	163,473	2,648,000	5/11/63	300 bp	(173,662)

CMBX NA BBB– Index	BBB–/P	155,838	2,734,000	5/11/63	300 bp	(192,246)

Credit Suisse International

CMBX NA BBB– Index	—	(226,273)	3,359,000	1/17/47	(300 bp)	78,444

CMBX NA BB Index	—	(311,136)	2,217,000	1/17/47	(500 bp)	77,344

66 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BB Index	—	$(881,360)	$49,934,000	5/11/63	(500 bp)	$9,261,623

CMBX NA BB Index	—	(27,128)	2,794,000	1/17/47	(500 bp)	462,458

CMBX NA BB Index	—	(385,589)	2,033,000	1/17/47	(500 bp)	(29,351)

CMBX NA BBB– Index	BBB–/P	119,192	2,435,000	5/11/63	300 bp	(190,825)

CMBX NA BBB– Index	BBB–/P	285,554	3,086,000	5/11/63	300 bp	(107,345)

CMBX NA BBB– Index	BBB–/P	407,508	3,342,000	5/11/63	300 bp	(19,377)

CMBX NA BBB– Index	BBB–/P	279,422	3,359,000	5/11/63	300 bp	(148,235)

CMBX NA BBB– Index	BBB–/P	445,132	3,643,000	5/11/63	300 bp	(18,683)

CMBX NA BBB– Index	BBB–/P	481,496	3,645,000	5/11/63	300 bp	17,427

CMBX NA BBB– Index	BBB–/P	631,254	4,348,000	5/11/63	300 bp	77,681

CMBX NA BBB– Index	BBB–/P	571,145	4,691,000	5/11/63	300 bp	(26,098)

CMBX NA BBB– Index	BBB–/P	398,004	5,059,000	5/11/63	300 bp	(246,092)

CMBX NA BBB– Index	BBB–/P	719,689	8,483,000	5/11/63	300 bp	(360,339)

CMBX NA BBB– Index	BBB–/P	856,756	9,259,000	5/11/63	300 bp	(322,069)

CMBX NA BBB– Index	BBB–/P	525,357	10,709,000	5/11/63	300 bp	(838,077)

CMBX NA BBB– Index	BBB–/P	12,523,247	169,428,000	1/17/47	300 bp	(2,846,695)

Goldman Sachs International

CMBX NA BB Index	—	(2,223,065)	21,731,000	5/11/63	(500 bp)	2,191,106

CMBX NA BB Index	—	(638,451)	4,219,000	1/17/47	(500 bp)	100,835

CMBX NA BB Index	—	(349,448)	1,721,000	1/17/47	(500 bp)	(47,881)

CMBX NA BBB– Index	BBB–/P	101,718	1,174,000	5/11/63	300 bp	(47,752)

CMBX NA BBB– Index	BBB–/P	105,653	1,252,000	5/11/63	300 bp	(53,747)

CMBX NA BBB– Index	BBB–/P	156,201	1,851,000	5/11/63	300 bp	(79,462)

CMBX NA BBB– Index	BBB–/P	153,735	1,855,000	5/11/63	300 bp	(82,437)

CMBX NA BBB– Index	BBB–/P	111,130	2,297,000	5/11/63	300 bp	(181,316)

CMBX NA BBB– Index	BBB–/P	267,527	2,431,000	5/11/63	300 bp	(41,980)

CMBX NA BBB– Index	BBB–/P	193,626	2,447,000	5/11/63	300 bp	(117,918)

CMBX NA BBB– Index	BBB–/P	153,612	3,151,000	5/11/63	300 bp	(247,563)

CMBX NA BBB– Index	BBB–/P	156,347	3,152,000	5/11/63	300 bp	(244,955)

CMBX NA BBB– Index	BBB–/P	164,933	3,162,000	5/11/63	300 bp	(237,643)

CMBX NA BBB– Index	BBB–/P	284,354	3,293,000	5/11/63	300 bp	(134,900)

CMBX NA BBB– Index	BBB–/P	179,679	3,660,000	5/11/63	300 bp	(286,300)

CMBX NA BBB– Index	BBB–/P	531,088	4,362,000	5/11/63	300 bp	(24,268)

CMBX NA BBB– Index	BBB–/P	612,545	4,412,000	5/11/63	300 bp	50,824

CMBX NA BBB– Index	BBB–/P	333,479	4,895,000	5/11/63	300 bp	(289,736)

CMBX NA BBB– Index	—	(223,604)	3,293,000	1/17/47	(300 bp)	75,126

CMBX NA BBB– Index	—	(165,005)	1,589,000	1/17/47	(300 bp)	(20,856)

CMBX NA BBB– Index	—	(67,274)	975,000	1/17/47	(300 bp)	21,175

CMBX NA BBB– Index	—	(50,096)	616,000	1/17/47	(300 bp)	5,786

CMBX NA BBB– Index	BBB–/P	1,264,370	18,140,000	1/17/47	300 bp	(381,229)

CMBX NA BBB– Index	BBB–/P	1,704,032	23,054,000	1/17/47	300 bp	(387,349)

Diversified Income Trust 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC

CMBX NA BB Index	—	$(594,743)	$4,102,000	5/11/63	(500 bp)	$238,487

CMBX NA BB Index	—	(193,608)	1,377,000	5/11/63	(500 bp)	86,099

CMBX NA BB Index	—	(98,384)	740,000	5/11/63	(500 bp)	51,931

CMBX NA BB Index	—	(95,931)	667,000	5/11/63	(500 bp)	39,555

CMBX NA BB Index	—	(1,084,804)	6,944,000	1/17/47	(500 bp)	131,978

CMBX NA BB Index	—	(819,751)	4,986,000	1/17/47	(500 bp)	53,935

CMBX NA BB Index	—	(744,943)	4,662,000	1/17/47	(500 bp)	71,969

CMBX NA BB Index	—	(175,583)	1,156,000	1/17/47	(500 bp)	26,980

CMBX NA BBB– Index	BBB–/P	175,705	1,419,000	5/11/63	300 bp	(5,548)

CMBX NA BBB– Index	BBB–/P	66,488	1,505,000	5/11/63	300 bp	(125,124)

CMBX NA BBB– Index	BBB–/P	97,275	1,577,000	5/11/63	300 bp	(103,503)

CMBX NA BBB– Index	BBB–/P	135,355	1,587,000	5/11/63	300 bp	(66,696)

CMBX NA BBB– Index	BBB–/P	231,995	1,589,000	5/11/63	300 bp	29,689

CMBX NA BBB– Index	BBB–/P	157,917	1,855,000	5/11/63	300 bp	(78,256)

CMBX NA BBB– Index	BBB–/P	316,808	2,176,000	5/11/63	300 bp	39,766

CMBX NA BBB– Index	BBB–/P	323,531	2,245,000	5/11/63	300 bp	37,705

CMBX NA BBB– Index	BBB–/P	168,962	2,447,000	5/11/63	300 bp	(142,582)

CMBX NA BBB– Index	BBB–/P	366,513	3,140,000	5/11/63	300 bp	(33,261)

CMBX NA BBB– Index	BBB–/P	363,808	3,140,000	5/11/63	300 bp	(35,967)

CMBX NA BBB– Index	BBB–/P	168,107	3,155,000	5/11/63	300 bp	(233,578)

CMBX NA BBB– Index	BBB–/P	160,683	3,155,000	5/11/63	300 bp	(241,001)

CMBX NA BBB– Index	BBB–/P	202,097	3,157,000	5/11/63	300 bp	(199,842)

CMBX NA BBB– Index	BBB–/P	370,449	3,258,000	5/11/63	300 bp	(44,349)

CMBX NA BBB– Index	BBB–/P	527,611	4,261,000	5/11/63	300 bp	(16,661)

CMBX NA BBB– Index	BBB–/P	526,470	5,364,000	5/11/63	300 bp	(156,456)

CMBX NA BBB– Index	BBB–/P	661,446	5,642,000	5/11/63	300 bp	(56,874)

CMBX NA BBB– Index	BBB–/P	601,067	7,343,000	5/11/63	300 bp	(333,819)

CMBX NA BBB– Index	BBB–/P	894,182	16,860,000	5/11/63	300 bp	(1,252,377)

CMBX NA BBB– Index	—	(1,192,740)	12,950,000	1/17/47	(300 bp)	(17,959)

CMBX NA BBB– Index	—	(431,022)	5,181,000	1/17/47	(300 bp)	38,981

CMBX NA BBB– Index	—	(206,776)	2,614,000	1/17/47	(300 bp)	30,357

CMBX NA BBB– Index	—	(84,838)	1,577,000	1/17/47	(300 bp)	58,223

CMBX NA BBB– Index	BBB–/P	34,364	421,000	1/17/47	300 bp	(3,828)

Total		$20,435,698				$1,658,581

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

68 Diversified Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$12,816,854	$181,209,600	12/20/21	500 bp	$(1,736,935)

Total		$12,816,854				$(1,736,935)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. “ Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Diversified Income Trust 69

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,019,984	$—

Corporate bonds and notes	—	1,025,467,880	373

Foreign government and agency bonds and notes	—	238,792,576	—

Mortgage-backed securities	—	1,550,915,608	—

Purchased options outstanding	—	9,827,103	—

Purchased swap options outstanding	—	10,960,567	—

Senior loans	—	59,575,125	—

U.S. government and agency mortgage obligations	—	2,643,666,769	—

Short-term investments	253,014,562	274,292,815	—

Totals by level	$253,014,562	$5,814,518,427	$373

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,098,116	$—

Futures contracts	(430,200)	—	—

Written options outstanding	—	(8,285,545)	—

Written swap options outstanding	—	(24,012,212)	—

Forward premium swap option contracts	—	24,044	—

TBA sale commitments	—	(2,260,086,595)	—

Interest rate swap contracts	—	(9,771,123)	—

Total return swap contracts	—	1,292,978	—

Credit default contracts	—	(33,330,906)	—

Totals by level	$(430,200)	$(2,330,071,243)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

70 Diversified Income Trust

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,900,666,641)	$5,821,503,800
Affiliated issuers (identified cost $246,029,562) (Note 5)	246,029,562

Cash	830,976

Foreign currency (cost $636,148) (Note 1)	636,018

Interest and other receivables	39,168,394

Receivable for shares of the fund sold	17,350,732

Receivable for investments sold	24,355,905

Receivable for sales of delayed delivery securities (Note 1)	1,544,837,988

Receivable for variation margin (Note 1)	13,164,019

Unrealized appreciation on forward premium swap option contracts (Note 1)	1,565,372

Unrealized appreciation on forward currency contracts (Note 1)	18,117,050

Unrealized appreciation on OTC swap contracts (Note 1)	18,828,518

Premium paid on OTC swap contracts (Note 1)	11,271,552

Prepaid assets	115,867

Total assets	7,757,775,753

LIABILITIES

Payable for investments purchased	44,497,585

Payable for purchases of delayed delivery securities (Note 1)	1,939,521,713

Payable for shares of the fund repurchased	5,330,839

Payable for compensation of Manager (Note 2)	1,554,502

Payable for custodian fees (Note 2)	215,792

Payable for investor servicing fees (Note 2)	812,645

Payable for Trustee compensation and expenses (Note 2)	1,039,470

Payable for administrative services (Note 2)	11,795

Payable for distribution fees (Note 2)	1,401,071

Payable for variation margin (Note 1)	14,369,704

Unrealized depreciation on OTC swap contracts (Note 1)	20,735,907

Premium received on OTC swap contracts (Note 1)	31,707,250

Unrealized depreciation on forward premium swap option contracts (Note 1)	1,541,328

Unrealized depreciation on forward currency contracts (Note 1)	14,018,934

Written options outstanding, at value (premiums $84,348,021) (Notes 1 and 3)	32,297,757

TBA sale commitments, at value (proceeds receivable $2,244,681,172) (Note 1)	2,260,086,595

Collateral on certain derivative contracts, at value (Note 1)	6,985,000

Other accrued expenses	457,602

Total liabilities	4,376,585,489

Net assets	$3,381,190,264

(Continued on next page)

Diversified Income Trust 71

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,643,302,247

Undistributed net investment income (Note 1)	57,765,269

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,271,976,595)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(47,900,657)

Total — Representing net assets applicable to capital shares outstanding	$3,381,190,264

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,196,299,276 divided by 169,123,965 shares)	$7.07

Offering price per class A share (100/96.00 of $7.07)*	$7.36

Net asset value and offering price per class B share ($50,371,681 divided by 7,195,441 shares)**	$7.00

Net asset value and offering price per class C share ($616,380,928 divided by 88,700,315 shares)**	$6.95

Net asset value and redemption price per class M share
($134,662,921 divided by 19,385,240 shares)	$6.95

Offering price per class M share (100/96.75 of $6.95)†	$7.18

Net asset value, offering price and redemption price per class R share
($2,980,737 divided by 426,505 shares)	$6.99

Net asset value, offering price and redemption price per class R6 share
($11,074,811 divided by 1,580,284 shares)	$7.01

Net asset value, offering price and redemption price per class Y share
($1,369,419,910 divided by 195,606,500 shares)	$7.00

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

72 Diversified Income Trust

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $706,648 from investments in affiliated issuers) (Note 5)	$89,607,854

Dividends	119,837

Total investment income	89,727,691

EXPENSES

Compensation of Manager (Note 2)	8,646,864

Investor servicing fees (Note 2)	2,323,641

Custodian fees (Note 2)	115,757

Trustee compensation and expenses (Note 2)	80,254

Distribution fees (Note 2)	5,282,772

Administrative services (Note 2)	54,027

Other	519,285

Total expenses	17,022,600

Expense reduction (Note 2)	(4,970)

Net expenses	17,017,630

Net investment income	72,710,061

Net realized loss on investments (Notes 1 and 3)	(52,109,698)

Net realized gain on swap contracts (Note 1)	93,659,634

Net realized gain on futures contracts (Note 1)	10,623,052

Net realized gain on foreign currency transactions (Note 1)	25,774,441

Net realized loss on written options (Notes 1 and 3)	(14,453,665)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(6,133,232)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	52,078,815

Net gain on investments	109,439,347

Net increase in net assets resulting from operations	$182,149,408

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 73

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$72,710,061	$208,375,822

Net realized gain (loss) on investments
and foreign currency transactions	63,493,764	(449,126,964)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	45,945,583	274,157,427

Net increase in net assets resulting from operations	182,149,408	33,406,285

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(35,351,599)	(79,465,976)

Class B	(1,294,109)	(2,799,573)

Class C	(15,647,562)	(36,629,237)

Class M	(3,796,334)	(7,589,775)

Class R	(87,071)	(199,829)

Class R5	—	(183)

Class R6	(315,756)	(578,854)

Class Y	(32,620,062)	(77,550,610)

Increase (decrease) from capital share transactions (Note 4)	227,811,421	(2,021,967,004)

Total increase (decrease) in net assets	320,848,336	(2,193,374,756)

NET ASSETS

Beginning of period	3,060,341,928	5,253,716,684

End of period (including undistributed net investment
income of $57,765,269 and $74,167,701, respectively)	$3,381,190,264	$3,060,341,928

* Unaudited.

The accompanying notes are an integral part of these financial statements.

74 Diversified Income Trust

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Diversified Income Trust 75

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

March 31, 2017**	$6.86	.16	.25	.41	(.20)	—	(.20)	$7.07	6.02*	$1,196,299	.49*	2.32*	279*d

September 30, 2016	7.08	.37	(.22)	.15	(.37)	—	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835[d]

September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	—	(.34)	7.08	(6.16)	1,834,125.97		4.22	725[d]

September 30, 2014	7.74	.37	.20	.57	(.42)	—	(.42)	7.89	7.49	2,454,923.97		4.73	257[d]

September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	7.74	7.93	2,286,977.99		5.58	180[f]

September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	7.59	9.58	1,788,786.99		5.67	120[f]

Class B

March 31, 2017**	$6.79	.14	.24	.38	(.17)	—	(.17)	$7.00	5.68*	$50,372	.87*	1.95*	279*d

September 30, 2016	7.01	.32	(.22)	.10	(.32)	—	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835[d]

September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	—	(.28)	7.01	(6.81)	67,948	1.72	3.47	725[d]

September 30, 2014	7.67	.31	.19	.50	(.36)	—	(.36)	7.81	6.60	83,980	1.72	3.97	257[d]

September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	7.67	7.03	79,540	1.74	4.85	180[f]

September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	7.53	8.82	75,534	1.74	4.92	120[f]

Class C

March 31, 2017**	$6.75	.13	.24	.37	(.17)	—	(.17)	$6.95	5.57*	$616,381	.87*	1.96*	279*d

September 30, 2016	6.96	.32	(.21)	.11	(.32)	—	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835[d]

September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	—	(.28)	6.96	(6.85)	954,682	1.72	3.48	725[d]

September 30, 2014	7.62	.31	.19	.50	(.36)	—	(.36)	7.76	6.65	1,106,389	1.72	3.95	257[d]

September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	7.62	7.09	749,897	1.74	4.84	180[f]

September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	7.48	8.73	644,638	1.74	4.93	120[f]

Class M

March 31, 2017**	$6.75	.15	.24	.39	(.19)	—	(.19)	$6.95	5.86*	$134,663	.62*	2.17*	279*d

September 30, 2016	6.97	.35	(.22)	.13	(.35)	—	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835[d]

September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	—	(.32)	6.97	(6.37)	163,795	1.22	3.95	725[d]

September 30, 2014	7.62	.35	.20	.55	(.40)	—	(.40)	7.77	7.30	216,512	1.22	4.46	257[d]

September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	7.62	7.60	233,513	1.24	5.35	180[f]

September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	7.48	9.29	260,630	1.24	5.43	120[f]

Class R

March 31, 2017**	$6.78	.15	.25	.40	(.19)	—	(.19)	$6.99	5.97*	$2,981	.62*	2.20*	279*d

September 30, 2016	7.00	.35	(.22)	.13	(.35)	—	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835[d]

September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	—	(.31)	7.00	(6.38)	3,786	1.22	3.98	725[d]

September 30, 2014	7.66	.35	.19	.54	(.40)	—	(.40)	7.80	7.16	6,444	1.22	4.45	257[d]

September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	7.66	7.55	4,611	1.24	5.35	180[f]

September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	7.52	9.38	4,307	1.24	5.44	120[f]

Class R6

March 31, 2017**	$6.80	.17	.25	.42	(.21)	—	(.21)	$7.01	6.25*	$11,075	.32*	2.52*	279*d

September 30, 2016	7.02	.40	(.23)	.17	(.39)	—	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835[d]

September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	—	(.36)	7.02	(5.79)	10,357.63		4.58	725[d]

September 30, 2014†	7.77	.36	.10	.46	(.41)	—	(.41)	7.82	5.97*	13,592	.59*	4.52*	257[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76 Diversified Income Trust	Diversified Income Trust 77

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	neta ssets (%)[c]	net assets (%)	(%)

Class Y

March 31, 2017**	$6.80	.17	.24	.41	(.21)	—	(.21)	$7.00	6.06*	$1,369,420	.37*	2.47*	279*d

September 30, 2016	7.01	.39	(.22)	.17	(.38)	—	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835[d]

September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	—	(.36)	7.01	(5.94)	2,219,013.72		4.50	725[d]

September 30, 2014	7.68	.39	.19	.58	(.44)	—	(.44)	7.82	7.74	3,084,286.72		4.93	257[d]

September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	7.68	8.18	1,241,380.74		5.79	180[f]

September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	7.54	9.98	547,313.74		5.92	120[f]

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	466%

September 30, 2012	225

The accompanying notes are an integral part of these financial statements.

78 Diversified Income Trust	Diversified Income Trust 79

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

80 Diversified Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Diversified Income Trust 81

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are

82 Diversified Income Trust

included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Diversified Income Trust 83

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

84 Diversified Income Trust

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $996,532 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Diversified Income Trust 85

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,230,542 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $37,114,404 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $1,219,891,363 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$709,825,337	$200,761,321	$910,586,658	*

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

86 Diversified Income Trust

The aggregate identified cost on a tax basis is $6,259,895,774, resulting in gross unrealized appreciation and depreciation of $25,282,982 and $217,645,394, respectively, or net unrealized depreciation of $192,362,412.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.272% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Diversified Income Trust 87

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$919,835	Class R	2,319

Class B	38,245	Class R6	2,614

Class C	458,790	Class Y	801,754

Class M	100,084	Total	$2,323,641

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,970 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,427, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$1,558,691

Class B	1.00%	1.00%	259,796

Class C	1.00%	1.00%	3,116,560

Class M	1.00%	0.50%	339,849

Class R	1.00%	0.50%	7,876

Total			$5,282,772

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $96,219 and $256 from the sale of class A and class M shares, respectively, and received $6,143 and $143 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $64 on class A redemptions.

88 Diversified Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$10,281,230,927	$19,322,413,504

U.S. government securities (Long-term)	—	—

Total	$10,281,230,927	$19,322,413,504

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written swap	Written option
		option contract	option	contract	Written option
		amounts	premiums	amounts	premiums

Written options	USD	$4,853,568,900	$68,893,078	$482,000,000	$1,586,250
outstanding at the	EUR	—	$—	—	$—
beginning of the
reporting period

Options opened	USD	20,495,927,000	60,797,506	7,843,987,200	39,307,708
	EUR	18,363,300	585,758	63,117,400	565,197

Options exercised	USD	(765,296,100)	(3,717,669)	—	—
	EUR	—	—	—	—

Options expired	USD	(7,646,487,450)	(17,742,501)	—	—
	EUR	—	—	—	—

Options closed	USD	(9,264,689,150)	(34,410,688)	(5,665,376,800)	(29,516,618)
	EUR	—	—	—	—

Written options	USD	$7,673,023,200	$71,819,726	$2,660,610,400	$11,377,340
outstanding at the end of	EUR	18,363,300	$585,758	63,117,400	$565,197
the reporting period

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	29,586,875	$207,363,519	20,123,801	$138,430,149

Shares issued in connection with
reinvestment of distributions	4,420,578	30,881,108	10,120,964	68,742,408

	34,007,453	238,244,627	30,244,765	207,172,557

Shares repurchased	(45,347,406)	(318,837,230)	(108,893,173)	(741,704,692)

Net decrease	(11,339,953)	$(80,592,603)	(78,648,408)	$(534,532,135)

Diversified Income Trust 89

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	262,025	$1,816,655	562,704	$3,832,226

Shares issued in connection with
reinvestment of distributions	160,483	1,109,564	348,450	2,340,620

	422,508	2,926,219	911,154	6,172,846

Shares repurchased	(1,201,451)	(8,311,633)	(2,627,980)	(17,716,018)

Net decrease	(778,943)	$(5,385,414)	(1,716,826)	$(11,543,172)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	6,393,475	$44,188,086	6,472,364	$43,745,904

Shares issued in connection with
reinvestment of distributions	1,874,052	12,863,942	4,428,924	29,566,625

	8,267,527	57,052,028	10,901,288	73,312,529

Shares repurchased	(15,885,153)	(109,068,494)	(51,683,032)	(345,924,151)

Net decrease	(7,617,626)	$(52,016,466)	(40,781,744)	$(272,611,622)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	46,886	$322,115	116,524	$782,762

Shares issued in connection with
reinvestment of distributions	59,379	407,558	127,834	853,067

	106,265	729,673	244,358	1,635,829

Shares repurchased	(1,146,846)	(7,870,035)	(3,326,577)	(22,724,521)

Net decrease	(1,040,581)	$(7,140,362)	(3,082,219)	$(21,088,692)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	62,573	$431,689	195,522	$1,341,805

Shares issued in connection with
reinvestment of distributions	8,717	60,152	22,443	150,404

	71,290	491,841	217,965	1,492,209

Shares repurchased	(145,671)	(1,006,333)	(257,748)	(1,728,447)

Net decrease	(74,381)	$(514,492)	(39,783)	$(236,238)

	PERIOD ENDED 9/30/16*
Class R5	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	26	183

	26	183

Shares repurchased	(1,448)	(9,565)

Net decrease	(1,422)	$(9,382)

90 Diversified Income Trust

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	199,992	$1,398,428	234,910	$1,568,225

Shares issued in connection with
reinvestment of distributions	45,596	315,756	86,155	578,854

	245,588	1,714,184	321,065	2,147,079

Shares repurchased	(149,668)	(1,041,830)	(312,361)	(2,092,577)

Net increase	95,920	$672,354	8,704	$54,502

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	85,272,991	$593,488,862	62,759,923	$427,241,433

Shares issued in connection with
reinvestment of distributions	3,839,323	26,579,359	9,206,988	62,097,723

	89,112,314	620,068,221	71,966,911	489,339,156

Shares repurchased	(35,744,313)	(247,279,817)	(246,317,299)	(1,671,339,421)

Net increase (decrease)	53,368,001	$372,788,404	(174,350,388)	$(1,182,000,265)

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,553 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $10,887.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of				end of the
	the reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund**	$187,111,979	$510,965,446	$452,047,863	$706,648	$246,029,562

Totals	$187,111,979	$510,965,446	$452,047,863	$706,648	$246,029,562

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Diversified Income Trust 91

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,037,900,000

Purchased currency options (contract amount)	$83,300,000

Purchased swap option contracts (contract amount)	$4,222,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$1,593,700,000

Written currency options (contract amount) (Note 3)	$83,300,000

Written swap option contracts (contract amount) (Note 3)	$5,269,000,000

Futures contracts (number of contracts)	500

Forward currency contracts (contract amount)	$2,744,600,000

OTC interest rate swap contracts (notional)	$70,800,000

Centrally cleared interest rate swap contracts (notional)	$5,931,700,000

OTC total return swap contracts (notional)	$1,749,500,000

OTC credit default contracts (notional)	$459,400,000

Centrally cleared credit default contracts (notional)	$77,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as
hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$24,257,897	Unrealized depreciation	$57,588,803*

Foreign exchange
contracts	Investments, Receivables	19,204,968	Payables	14,661,417

	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	35,299,308*	Unrealized depreciation	56,139,131*

Total		$78,762,173		$128,389,351

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

92 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,616,343	$1,616,343

Foreign exchange contracts	4,062,392	—	25,734,877	—	$29,797,269

Interest rate contracts	(34,565,598)	10,623,052	—	92,043,291	$68,100,745

Total	$(30,503,206)	$10,623,052	$25,734,877	$93,659,634	$99,514,357

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(6,215,985)	$(6,215,985)

Foreign exchange contracts	(186,232)	—	(6,135,645)	—	$(6,321,877)

Interest rate contracts	6,539,445	(405,983)	—	(688,218)	$5,445,244

Total	$6,353,213	$(405,983)	$(6,135,645)	$(6,904,203)	$(7,092,618)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Diversified Income Trust 93

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	JPMorgan Futures, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest
rate swap contracts§	—	—	13,075,284	—	—	—	—	—	—	—	—	—	—	—	—	—	13,075,284

OTC Total return
swap contracts*#	—	2,349,495	—	18,047	604,212	8,412	1,905,928	—	172,500	414,440	—	—	—	—	—	—	5,473,034

OTC Credit
default contracts*#	—	—	—	—	11,682,004	—	6,042,234	—	—	6,533,659	—	—	—	—	—	—	24,257,897

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	88,735	—	—	—	—	—	88,735

Forward currency
contracts#	3,526,199	737,594	—	4,066,577	904,693	—	3,439,798	154,220	2,975,783	—	—	—	922,484	444,855	618,766	326,081	18,117,050

Forward premium swap
option contracts#	810,236	—	—	—	—	—	12,523	—	742,613	—	—	—	—	—	—	—	1,565,372

Purchased swap options**#	1,622,428	2,065,124	—	3,771,936	41,743	—	116,882	—	3,342,454	—	—	—	—	—	—	—	10,960,567

Purchased options**#	84,975	—	—	—	—	—	1,188,596	—	8,553,532	—	—	—	—	—	—	—	9,827,103

Repurchase agreements**	—	—	—	—	—	—	—	—	—	—	—	43,201,000	—	—	—	—	43,201,000

Total Assets	$6,043,838	$5,152,213	$13,075,284	$7,856,560	$13,232,652	$8,412	$12,705,961	$154,220	$15,786,882	$6,948,099	$88,735	$43,201,000	$922,484	$444,855	$618,766	$326,081	$126,566,042

Liabilities:

OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$4,858,948	$—	$—	$—	$—	$—	$—	$—	$4,858,948

Centrally cleared interest
rate swap contracts§	—	—	14,366,378	—	—	—	—	—	—	—	—	—	—	—	—	—	14,366,378

OTC Total return
swap contracts*#	48,707	649,339	—	—	1,902,563	26,431	1,348,631	—	139,079	65,306	—	—	—	—	—	—	4,180,056

OTC Credit
default contracts*#	927,376	—	—	—	23,272,483	—	9,261,760	—	—	9,573,395	—	—	—	—	—	—	43,035,014

Centrally cleared credit
default contracts§	—	—	2,432	—	—	—	—	—	—	—	—	—	—	—	—	—	2,432

Futures contracts§	—	—	—	—	—	—	—	—	—	—	894	—	—	—	—	—	894

Forward currency
contracts#	1,164,289	1,372,219	—	1,941,715	100,300	—	1,659,722	368,817	2,307,134	—	—	—	1,282,582	1,675,312	1,916,896	229,948	14,018,934

Forward premium swap
option contracts#	803,891	125,230	—	—	—	—	11,939	—	600,268	—	—	—	—	—	—	—	1,541,328

Written swap options#	1,523,844	3,268,596	—	1,674,189	1,542,002	—	8,766	—	15,994,815	—	—	—	—	—	—	—	24,012,212

Written options#	673,134	—	—	—	—	—	155,002	—	7,457,409	—	—	—	—	—	—	—	8,285,545

Total Liabilities	$5,141,241	$5,415,384	$14,368,810	$3,615,904	$26,817,348	$26,431	$12,445,820	$368,817	$31,357,653	$9,638,701	$894	$—	$1,282,582	$1,675,312	$1,916,896	$229,948	$114,301,741

Total Financial and
Derivative Net Assets	$902,597	$(263,171)	$(1,293,526)	$4,240,656	$(13,584,696)	$(18,019)	$260,142	$(214,597)	$(15,570,772)	$(2,690,602)	$87,841	$43,201,000	$(360,098)	$(1,230,457)	$(1,298,130)	$96,133	$12,264,301

Total collateral
received (pledged)†##	$902,597	$(263,171)	$—	$4,240,656	$(13,584,696)	$—	$260,142	$(214,597)	$(15,570,772)	$(1,894,277)	$—	$43,201,000	$(360,098)	$(1,196,555)	$(1,203,304)	$—

Net amount	$—	$—	$(1,293,526)	$—	$—	$(18,019)	$—	$—	$—	$(796,325)	$87,841	$—	$—	$(33,902)	$(94,826)	$96,133

94 Diversified Income Trust	Diversified Income Trust 95

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

96 Diversified Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Diversified Income Trust 97

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

98 Diversified Income Trust

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Diversified Income Trust 99

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

100 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA028 305777 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017